UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ARIAD Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2012

Dear Fellow Investor,

I am pleased to invite you to attend our 2012 annual meeting of stockholders, which will be held on Thursday, June 21, 2012, beginning at 10:00 A.M., EDT, at our corporate offices in Cambridge, Massachusetts.

This year, you are being asked to:

1.	Elect two directors nominated by the Board of Directors upon the recommendation of our Nominating and Corporate Governance Committee,

2.	Approve an amendment to our 2006 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares,

3.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm,

4.	Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement, and

5.	Transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Our Board of Directors urges you to read the accompanying proxy statement carefully and recommends the approval of each of the proposals.

At the meeting, we also will report on our development and business plans for the upcoming years. We will provide you with an opportunity to meet members of our management team and Board of Directors and will be available to respond to questions that you may have. Information on registering to attend the meeting or viewing a webcast of the meeting on the Internet is included in the proxy statement.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while, at the same time, conserving natural resources and lowering the cost of delivery. We intend to begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials on or about May 4, 2012 containing instructions on how to access our proxy statement for our 2012 annual meeting and our 2011 annual report to stockholders. The notice will also provide instructions on how to vote online or by telephone and will include instructions on how to receive a paper copy of the proxy materials by mail.

We hope that you will be able to join us at our annual meeting. Whether or not you expect to attend, it is important that you cast your vote either in person or by proxy. You may vote by attending the meeting in person, mailing a completed proxy card if you received written proxy materials, by the phone or the Internet.

I look forward to seeing you at this year’s annual meeting.

Sincerely yours,

Harvey J. Berger, M.D.
Chairman and Chief Executive Officer

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street

Cambridge, Massachusetts 02139-4234

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

JUNE 21, 2012

10:00 A.M. EDT

The 2012 annual meeting of stockholders (“Annual Meeting”) of ARIAD Pharmaceuticals, Inc. (“ARIAD” or the “Company”) will be held on Thursday, June 21, 2012 at 10:00 A.M. EDT, at our corporate offices located at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. The purposes of the Annual Meeting, as more fully described in the accompanying proxy statement, are to:

1.	Elect two Class 3 directors to serve on the Board of Directors (“Board”) until the 2015 annual meeting,

2.	Approve an amendment to our 2006 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares,

3.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012,

4.	Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement, and

5.	Transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on April 26, 2012 are entitled to receive notice of, to attend and to vote at the Annual Meeting. A total of 165,727,610 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

At the Annual Meeting and for the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote will be available for inspection at our offices for such purposes as are set forth in the General Corporation Law of the State of Delaware.

By Order of the Board of Directors,

Raymond T. Keane, Esq.
Senior Vice President,
General Counsel and Secretary

April 30, 2012

Your vote is important. You may vote your shares in person at the Annual Meeting. If you do not expect to attend the Annual Meeting or if you do plan to attend but wish to vote by proxy, you may vote by: (1) mailing a completed proxy card if you received written proxy materials, (2) calling the toll-free number indicated on the Notice of Internet Availability or the proxy card, or (3) using the Internet, as indicated on the Notice of Internet Availability or the proxy card.

Page
GENERAL INFORMATION ABOUT THE MEETING	1
Why am I receiving these materials?	1
What are included in these materials?	1
Who may vote at the Annual Meeting?	1
What am I voting on at the Annual Meeting?	1
What are the Board’s voting recommendations?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	2
I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	2
How can I get electronic access to the proxy materials?	3
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?	3
How do I vote?	3
How are proxies voted?	4
Can I change or revoke my vote?	4
What happens if I do not give specific voting instructions?	4
Which ballot measures are considered “routine” or “non-routine”?	5
What is the quorum requirement for the Annual Meeting?	5
What is the voting requirement to approve each of the proposals?	5
How are broker non-votes and abstentions treated?	5
Is voting confidential?	5
Who counts the votes?	5
Where can I find the voting results of the Annual Meeting?	6
Who is paying for the cost of this proxy solicitation?	6
How can I attend the Annual Meeting?	6
Can I view the Annual Meeting on the Internet?	6
BOARD OF DIRECTORS	7
Nominees for Class 3 Directors (Term to Expire in 2015)	7
Continuing Class 1 Directors (Term to Expire in 2013)	8
Continuing Class 2 Directors (Term to Expire in 2014)	9
The Board’s Leadership Structure	11
The Role of the Board in Risk Oversight	11
Compensation Practices and Policies Relating to Risk Management	11
Director Independence and Committee Qualifications	12
Board Committees	12
Compensation Committee Interlocks and Insider Participation	16
Director Compensation	16
CORPORATE GOVERNANCE	19
Corporate Governance Guidelines	19

i

(continued)

Page
Corporate Code of Conduct and Ethics	19
Certain Relationships and Related Transactions	19
Communications with the Board	20
Director Attendance at Board and Committee Meetings	20
Director Attendance at the Annual Meeting	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
EXECUTIVE COMPENSATION	23
Executive Officers	23
Compensation Committee Report	25
Compensation Discussion and Analysis	26
Compensation Committee Policy Regarding Change in Control Severance Payments	40
Summary Compensation Table	41
Grants of Plan-Based Awards in 2011	42
Outstanding Equity Awards at December 31, 2011	45
Option Exercises and Stock Vested in 2011	47
Non-qualified Deferred Compensation in 2011	47
Potential Payments upon Termination or Change in Control	48
EQUITY COMPENSATION PLAN INFORMATION	55
AUDIT COMMITTEE REPORT	56
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS	58
Election of Two Class 3 Directors to Hold Office until the 2015 Annual Meeting	58
Approval of an Amendment to the 2006 Long-Term Incentive Plan to Increase the Number of Shares of Common Stock Available for Issuance under the Plan by 14,000,000 Shares	59
Ratification of Selection of Independent Registered Public Accounting Firm	65
Vote to Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement	67
OTHER INFORMATION	69
Section 16(a) Beneficial Ownership Reporting Compliance	69
Future Stockholder Proposals	69
Annual Report on Form 10-K	69
Miscellaneous	69

ii

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street

Cambridge, Massachusetts 02139-4234

PROXY STATEMENT

FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE MEETING

Why am I receiving these materials?

We have made these materials available to you in connection with our solicitation of proxies for use at the Annual Meeting, to be held on Thursday, June 21, 2012, at 10:00 A.M., EDT, and at any adjournments or postponements thereof. We intend to begin sending a Notice of Internet Availability of Proxy Materials and making our proxy materials available to stockholders on or about May 4, 2012. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at our corporate offices, located at the address shown above.

What are included in these materials?

These materials include:

•	A notice of the Annual Meeting,

•	This proxy statement for the Annual Meeting, and

•

Our 2011 Annual Report, which includes the Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (“SEC”) on February 29, 2012 (“Annual Report”).

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Who may vote at the Annual Meeting?

Each share of our common stock entitles the holder to one vote on each matter. Only stockholders of record as of the close of business on April 26, 2012 (“Record Date”) are entitled to receive notice of, to attend and to vote at the Annual Meeting. As of the Record Date, there were 165,727,610 shares of our common stock issued and outstanding held by stockholders of record.

What am I voting on at the Annual Meeting?

You are voting on:

•	The election of two Class 3 directors to serve on the Board of Directors until the 2015 annual meeting (Proposal No. 1),

•	An amendment to our 2006 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares (Proposal No. 2),

•	The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 (Proposal No. 3),

•	The approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (Proposal No. 4), and

•	Any other business properly coming before the meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors (Proposal No. 1),

•	“FOR” approval of the amendment to our 2006 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares (Proposal No. 2),

•	“FOR” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 (Proposal No.3), and

•	“FOR” approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (Proposal No. 4).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we intend to commence sending a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders on or about May 4, 2012. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders of record may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We believe this process will reduce printing, postage, and environmental costs for distributing paper copies of our proxy materials and encourages stockholders to take advantage of the availability of the proxy materials on the Internet.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate Notices, and, if requested, proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. The Notice will provide you with instructions regarding how to request a separate copy of the Notice and, if applicable, the proxy materials. Stockholders who hold shares in “street name” (as more fully described on the next page) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 877-282-1168.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another ARIAD stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•

If your ARIAD shares are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 877-282-1168 or writing them at Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

•

If a broker or other nominee holds your ARIAD shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on the Internet, and

•	Instruct us to send future proxy materials to you electronically by e-mail.

Our proxy materials are available at www.proxyvote.com as well as in the Investors/News section of our website at http://investor.ariad.com under the heading “Proxy Materials.” We also offer our stockholders the opportunity to receive stockholder communications electronically.

Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it. If you have any questions about electronic delivery, please e-mail us at investor@ariad.com or call our investor relations office at 617-494-0400, extension 2208.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and we sent the Notice directly to you. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

You can either vote in person at the meeting or by proxy without attending the meeting. Most stockholders have three options for casting their votes by proxy: (1) using the Internet, (2) by telephone, or (3) by mail. If you received your proxy materials by mail, please follow the voting instructions on your

Notice or proxy card. If you received your proxy materials electronically, please follow the voting instructions that were e-mailed to you. Proxies submitted by the Internet or telephone must be received by 11:59 P.M. EDT on June 20, 2012.

If you hold your ARIAD stock in “street name,” your ability to vote by telephone or over the Internet depends upon your broker’s voting process. Please follow the instructions on your voter instruction form carefully.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the meeting and you hold your ARIAD stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Can I change or revoke my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. Once you vote by proxy, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your proxy be revoked by delivering to our General Counsel at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, a written notice of revocation prior to the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•	Sign and return a proxy card without giving specific voting instructions,

the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. See the section “Miscellaneous” on the last page of this proxy statement.

Beneficial Owner of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters such as Proposal No. 3 if voting instructions are not provided by the beneficial owner.

The election of directors (Proposal No. 1), the amendment to our 2006 Long-Term Incentive Plan (Proposal No. 2) and the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters; therefore, there will be broker non-votes on Proposal No. 1, Proposal No. 2, and Proposal No. 4 if voting instructions are not provided by the beneficial owner.

What is the quorum requirement for the Annual Meeting?

The holders of one-third of the shares entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting for the transaction of business. This is called a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What is the voting requirement to approve each of the proposals?

For Proposal No. 1, the greatest number of votes (also known as a “plurality” of the votes) cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to elect the nominees for election as Class 3 directors.

For Proposal No. 2, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to amend our 2006 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares.

For Proposal No. 3, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.

For Proposal No. 4, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will take into consideration the advisory vote results when making decisions regarding executive compensation.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not considered to be votes cast, and have no effect on any of the proposals.

Is voting confidential?

We will keep all the proxies, ballots, and voting tabulations private. We only allow the inspector of election to examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Who counts the votes?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as the inspector of election and will count the votes represented by proxies cast by proxy card, ballot, telephone, and the Internet.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by us on a Form 8-K, which we are required to file with the SEC by June 27, 2012. Once filed, the Form 8-K will be publicly accessible on the Investors/News section of our website at http://investor.ariad.com under the heading “SEC Filings.”

Who is paying for the cost of this proxy solicitation?

We are paying the costs of the solicitation of proxies. We must also pay brokerage firms, and other persons representing beneficial owners of shares held in street name, certain fees associated with:

•	Forwarding the Notice to beneficial owners,

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them, and

•	Obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile, or e-mail on our behalf.

How can I attend the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. Stockholders wishing to attend the meeting in person are requested to pre-register. To register for the meeting, please contact our investor relations office at 617-494-0400, extension 2208, or send an e-mail to investor@ariad.com. Registration will also be available the morning of the meeting beginning at 9:00 A.M. EDT. Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date. When you arrive, signs will direct you to the appropriate meeting room. The use of computers, cell phones, pagers, recording or photographic equipment is not permitted in the meeting room at the Annual Meeting. Directions to our offices can be found on our website at www.ariad.com.

Can I view the Annual Meeting on the Internet?

If you cannot attend the Annual Meeting in person, you may view a live webcast of the Annual Meeting. If you choose to view the webcast, visit the Investors/News section of our website, http://investor.ariad.com, shortly before the meeting time and follow the instructions for downloading the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at http://investor.ariad.com until July 20, 2012.

BOARD OF DIRECTORS

The Board currently consists of seven members classified into three classes. Listed below are our seven directors by class. At each annual meeting of stockholders, the term for one class of directors expires, and directors are elected for a full term of three years to succeed the directors of such class. This year, the Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated Harvey J. Berger, M.D. and Wayne Wilson for re-election as Class 3 Directors.

Class	Name	Position with ARIAD	Age as of the Annual Meeting	Director Since
1	Athanase Lavidas, Ph.D.	Lead Director	64	2003
	Massimo Radaelli, Ph.D.	Director	54	2008
2	Jay R. LaMarche	Director	65	1992
	Robert M. Whelan, Jr.	Director	60	2010
	Norbert G. Riedel, Ph.D.	Director	54	2011
3	Harvey J. Berger, M.D.	Chairman of the Board of Directors, Chief Executive Officer and President	62	1991
	Wayne Wilson	Director	63	2008

Certain biographical information is set forth below for the nominees for Class 3 directors up for election at this Annual Meeting, as well as for each of the continuing Class 1 and Class 2 directors whose terms expire at the annual meeting in either 2013 or 2014, respectively, or at such time as such director’s successor is duly elected and qualified. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is also set forth below.

Nominees for Class 3 Directors (Term to Expire in 2015)

Harvey J. Berger, M.D. is our principal founder and has served as our Chairman of the Board and Chief Executive Officer since April 1991. He served as our President from April 1991 to September 2003 and from December 2004 to present. He is chair of the Executive Committee. From 1986 to 1991, Dr. Berger held a series of executive management positions at Centocor, Inc., a biotechnology company, including Executive Vice President and President, Research and Development Division. He has also held senior academic and administrative appointments at Emory University, Yale University and the University of Pennsylvania and was an Established Investigator of the American Heart Association. Dr. Berger currently serves as a member of the Dean’s Council of Yale School of Medicine.

Dr. Berger brings to our Board a deep historical and practical knowledge of our business and our technologies, as well as many years of expertise in the medical, scientific, financial and biopharmaceutical arenas, making him uniquely qualified to lead the Board.

Dr. Berger has been actively engaged in our strategy and operations since our inception. Under his leadership, we have attracted and maintained talent, secured ongoing financing, and developed a pipeline of highly promising drug candidates. We benefit from his strategic direction of our research and development programs and his perspective regarding strategic and operational opportunities and challenges.

Dr. Berger received his A.B. degree in Biology from Colgate University and his M.D. degree from Yale University School of Medicine. He obtained further medical and research training at the Massachusetts General Hospital and Yale-New Haven Hospital.

Wayne Wilson has over thirty years of business, financial, and accounting experience. He has been an independent business advisor since 2002. From 1995 to 2002, he served in various roles, including as President, Chief Operating Officer, and Chief Financial Officer, at PC Connection, Inc., a Fortune 1000, direct marketer of information technology products and services. From 1986 to 1995, Mr. Wilson was a partner in the assurance and advisory services practice of Deloitte & Touche LLP.

Mr. Wilson has been a member of our Board since October 2008. He is chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee and the Executive Committee. Mr. Wilson is also a member of the boards of directors of Fairpoint Communications, Inc., a telecommunications company, Hologic, Inc., a medical diagnostics and device company focusing on women’s health, and Edgewater Technology, Inc., a technology management consulting firm. He previously served as a director of Cytyc Corporation, a medical diagnostics and device company. Mr. Wilson brings substantial general business and financial expertise to our Board, as well as our Audit Committee. His background and extensive experience in financial accounting and reporting make him well versed in accounting principles and financial reporting rules and regulations, and he is well equipped to evaluate financial results and generally oversee the financial reporting process of a publicly traded corporation.

Mr. Wilson received an A.B. degree in political science from Duke University and an M.B.A. from the University of North Carolina at Chapel Hill.

Continuing Class 1 Directors (Term to Expire in 2013)

Athanase Lavidas, Ph.D. has been the Chairman and Chief Executive Officer of the Lavipharm Group, a pharmaceutical, cosmetics and consumer health products company headquartered in Greece, since 1976. Dr. Lavidas is also Chairman of the Greece-U.S. Business Council and Vice Chairman of the Board of Hellenic Federation of Industries and Enterprises, Head of International Affairs.

Dr. Lavidas has been a member of our Board since September 2003 and our lead director since November 2008. He is chair of the Nominating and Corporate Governance Committee and a member of the Executive Committee and the Compensation Committee. Dr. Lavidas brings to the Board over thirty years of international pharmaceutical industry experience in strategic development and operational management, making him highly qualified to be the Board’s lead director. Dr. Lavidas has expertise in the research, development and commercialization of innovative drug products, as well as global pharmaceutical and biotechnology collaborations.

Dr. Lavidas received his B.S. and M.S. in chemistry from the University of Munich, his M.B.A. from the Institut Superieur de Marketing et de Management in Paris and his Ph.D. degree in pharmaceutical chemistry from the University of Athens.

Massimo Radaelli, Ph.D. is the President and Chief Executive Officer of Noventia Pharma, a specialty pharmaceutical company with headquarters in Lausanne, Switzerland focused on rare diseases and orphan drugs (CNS and Respiratory). Dr. Radaelli brings over twenty-five years of industry experience to our Board, including senior leadership positions with major European pharmaceutical companies. Prior to joining Noventia in May 2009, Dr. Radaelli was President and Chief Executive Officer of Dompé International SA, the international pharmaceutical company of the Dompé Group. He joined Dompé in 1996 as director of corporate business development. Previously, Dr. Radaelli held various sales and marketing positions at the Dupont-Merck Pharmaceutical Company, the Menarini Group, and Hoffman-La Roche Ltd. Dr. Radaelli is also the Executive Chairman of Bioakos Pharma Laboratories, a specialty pharmaceuticals company concentrated in the fields of gynecology, dermatology, ENT and pediatrics. He also serves as a director of Arriani International, SA, the international subsidiary of Arriani

Pharmaceuticals, a leading pharmaceutical company in Southeastern Europe, and a director of Lavipharm svl, the Italian subsidiary of Lavipharm Group, a pharmaceutical, cosmetics and consumer health products company headquartered in Greece.

Dr. Radaelli has been a member of our Board since October 2008. He is chair of the Compensation Committee and a member of the Audit Committee. Since June 2011, Dr. Radaelli has also served on the Nominating and Corporate Governance Committee. Dr. Radaelli brings to the Board sophistication in financial and accounting matters, as well as significant strategic and operational industry experience, including expertise in pharmaceutical business development, strategic planning, alliance management, and new product development and commercialization.

Dr. Radaelli is a member of the Italian Society of Pharmacology. Dr. Radaelli has been awarded the highest ranking honor of the Italian Republic by the President and Prime Minister of Italy for merit acquired in the fields of Science and Biopharma and, in particular, for his commitment to patients with rare diseases and unmet medical needs.

Dr. Radaelli received a University Degree in pharmaceutical sciences and a Ph.D. in clinical pharmacology from the University of Milan and an Executive Master of Business from Bocconi University of Milan.

Continuing Class 2 Directors (Term to Expire in 2014)

Jay R. LaMarche is a retired financial executive who brings to our Board over thirty years of financial and senior operating experience. He has served us for over twenty years as a director and in executive leadership positions including Chief Financial Officer and Treasurer from January 1992 to November 2000. Mr. LaMarche was our Executive Vice President from March 1997 to November 2000 and Senior Vice President, Finance from January 1992 to February 1997. Prior to joining ARIAD, he was Chief Financial Officer and a director of ChemDesign Corporation, a fine chemicals manufacturer. Previously, Mr. LaMarche was an audit partner with Deloitte Haskins & Sells, a public accounting firm. Mr. LaMarche also served as an officer in the United States Navy.

Mr. LaMarche has been a member of our Board since January 1992. He is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. LaMarche provides the Board with an extensive knowledge of our operations, as well as expertise in financial and accounting issues, particularly as they relate to the pharmaceutical and biotechnology industry. Mr. LaMarche’s management experience and financial background serve him well in providing guidance concerning our operations and business strategy.

Mr. LaMarche received his B.B.A. degree in Public Accountancy from the University of Notre Dame.

Robert M. Whelan, Jr. has over thirty-five years of investment banking experience working predominantly with high technology and healthcare companies. He has been the President of Whelan & Company, LLC, providing business and financial consulting and strategic services to a broad range of companies, since 2001. From 2001 to 2005, Mr. Whelan served as Managing Director of Valuation Perspectives, Inc., a consulting firm. Prior to that, he held a number of senior-level positions at various investment banking and brokerage firms. Mr. Whelan was Vice Chairman of Prudential Volpe Technology Group, the technology investment banking and research division of Prudential Securities. Prior to Prudential Volpe, he was Chief Operating Officer, Managing Director, board member and Head of Investment Banking of Volpe Brown Whelan & Company, a private technology and healthcare investment banking, brokerage and asset management firm. Volpe Brown Whelan & Company was acquired by Prudential Securities in 1999.

From 2008 to 2009, Mr. Whelan was a Fellow at the Harvard University Advanced Leadership Initiative, an innovative year-long program aimed at providing a rigorous educational curriculum for exceptional leaders who have reached the height of their professions and are seeking to contribute their skills to solve global social problems.

Mr. Whelan currently serves as a director of Aspen Technology, Inc., a publicly traded provider of software and services for the process industries based in Burlington, Massachusetts, and Leerink Swann, L.L.C., a privately held investment banking firm focused on the life sciences. He is a former member of the board of directors of Coastal Enterprise Ventures, a socially responsible venture fund in Portland, Maine, and of Growth Capital Partners, L.P., an advisory and asset management firm based in Houston, Texas.

Mr. Whelan has been a member of our Board since April 2010. Since May 2010, he has served on the Audit Committee and Compensation Committee. His extensive investment-banking experience provides him with a wealth of knowledge in dealing with financial, accounting and regulatory matters and offers the Board insights into the views of shareholders, investors, analysts and others in the financial community. His service on boards of other companies positions him well to serve as a member of our Board.

Mr. Whelan received a B.A. in history from Dartmouth College and a M.B.A. from Stanford University Graduate School of Business.

Norbert G. Riedel, Ph.D., is Corporate Vice President and Chief Scientific Officer of Baxter International Inc., a diversified healthcare company, having served in that capacity since March 2001. Before assuming this role, from 1998 to 2001, Dr. Riedel served as President and General Manager of the recombinant therapeutic proteins business unit and Vice President of Research and Development at Baxter’s BioScience business. Prior to joining Baxter, from 1996 to 1998, he was head of worldwide biotechnology and worldwide core research functions at Hoechst-Marion Roussel, now Sanofi-Aventis, a global pharmaceutical company. Previously, he held a series of scientific management positions at Hoechst-Marion Roussel and Hoechst AG.

Dr. Riedel has been a member of the Supervisory Board of MediGene, AG, a biotechnology company, since 2003. He is a member of the Board of Directors of the Illinois Biotechnology Industry Organization and also serves on the Advisory Board of Northwestern University’s Kellogg School of Management Center for Biotechnology, and the McCormick School of Engineering. Most recently, he was appointed by Illinois Governor Pat Quinn to the newly formed Illinois Innovation Council.

From 1999 to 2010, Dr. Riedel was a member of the board of directors of Oscient Pharmaceuticals Corporation, a biopharmaceutical company, and its predecessor company, Genome Therapeutics Corporation, a genomics company.

Dr. Riedel was a postdoctoral fellow at Harvard University from 1984 to 1987 and an Assistant Professor and Associate Professor of medicine and biochemistry at Boston University School of Medicine from 1987 to 1991. He was a Visiting Professor at Massachusetts Institute of Technology in 1992, is an Adjunct Professor at Boston University School of Medicine and an Adjunct Professor of Medicine at Northwestern University’s Feinberg School of Medicine. In 2009, Dr. Riedel was elected as a member of the Austrian Academy of Sciences.

Dr. Riedel has been a member of our Board since April 2011. Since June 2011, he has served on the Compensation Committee. As a senior executive in the healthcare field, Dr. Riedel brings to the Board valuable scientific and commercial experience, as well as a keen understanding of the biotechnology industry, drug discovery and development, and pharmaceutical management.

Dr. Riedel received his Diploma in biochemistry from the University of Frankfurt in 1981 and his Ph.D. in biochemistry from the University of Frankfurt in 1983.

The Board’s Leadership Structure

Harvey J. Berger, M.D., who has served as our Chairman of the Board (“Chairman”) and Chief Executive Officer since April 1991, leads our Board. We believe that the structure of our Board facilitates efficient communication between our directors and management team. We believe this leadership structure is appropriate because of the efficiencies achieved in having the role of Chairman and Chief Executive Officer combined, and because Dr. Berger’s detailed knowledge of our day-to-day operations and business greatly enhances the decision-making processes of the Board as a whole.

Our Corporate Governance Guidelines require the election of an independent lead director to serve during any period when there is no independent Chairman. Our directors have selected Athanase Lavidas, Ph.D. to serve as our lead director, and he has served in that capacity since November 2008. A more detailed description of the roles and responsibilities of the Chairman and the lead director is set forth in our Corporate Governance Guidelines, which are publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

The Role of the Board in Risk Oversight

As set forth in our Corporate Governance Guidelines, one of the Board’s functions is oversight of risk management at ARIAD. Risks vary in many ways, including our ability to anticipate and understand the risk, the types of adverse effects that could occur if an undesired event happens, and our ability to control the risk and potential adverse consequences. Nevertheless, risk is inherent in business, and the Board seeks to understand and advise on risk in conjunction with the activities of the Board and its committees.

Management is responsible for identifying risk and risk controls related to significant business activities. The Board ensures that management’s approach to risk management is designed to support the achievement of organizational objectives, including strategic goals, to improve long-term organizational performance and enhance stockholder value. The involvement of the Board in reviewing our strategic objectives and plans is a key part of our Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate. In reviewing and affirming our business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk. As part of its ongoing activities, the Board meets regularly with management to discuss our most significant risk exposures and ensure that the risks undertaken by management are consistent with the Company’s business strategy. In other cases, a Board committee may be responsible for oversight of specific risk topics. For example, the Audit Committee oversees issues related to internal control over financial reporting, and the Compensation Committee oversees risks related to compensation programs, as discussed in greater detail elsewhere in this proxy statement.

Compensation Practices and Policies Relating to Risk Management

Consistent with SEC disclosure requirements, we have assessed the Company’s compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Our management assessed the Company’s compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. We do not have any programs where the ability of a participant may directly affect variability of payout. Rather, we support the use of base salary, performance-based compensation, and retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees. The compensation policies and practices are substantially the same.

In 2012 we implemented a minimum stock ownership guideline for our Chief Executive Officer equal to six times his base salary, to be phased in over five years, as well as minimum stock ownership guidelines for the non-management members of our Board of Directors equal to three times the annual cash retainer, to be phased in over five years. We believe the adoption of such guidelines further aligns the interests of our Chief Executive Officer and our Board of Directors with those of our shareholders.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Director Independence and Committee Qualifications

The Board has determined that each of our directors, except Dr. Berger, is an “independent director” as such term is defined by The NASDAQ Stock Market LLC (“NASDAQ”). The Board has also determined that each member of the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by NASDAQ and the SEC. The Board has further determined that Messrs. LaMarche, Whelan, and Wilson are “audit committee financial experts” as defined in the rules of the SEC.

The Nominating and Corporate Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. The Nominating and Corporate Governance Committee has reviewed each director’s status by applying the standards for director independence and the criteria to determine “audit committee financial expert” status and by evaluating self-evaluation questionnaires and other information supplied by the director or independently obtained. On the basis of this review, the Nominating and Corporate Governance Committee delivered a report to our Board upon which our Board made its determinations of each director’s status.

In determining that Mr. Whelan qualifies as an independent director under applicable NASDAQ rules, the Board considered Mr. Whelan’s position as a director of Leerink Swann, L.L.C., which served as a co-manager of our public offering in December 2011, and concluded that Mr. Whelan did not receive any compensation from ARIAD, directly or indirectly, in connection with that offering and that his role as a director at Leerink Swann does not interfere with his exercise of independent judgment in carrying out his responsibilities as a director.

Board Committees

The following table lists which directors are members of the respective standing committees.

Name	Audit	Compensation	Executive	Nominating and Corporate Governance
Harvey J. Berger, M.D.			✓*
Jay R. LaMarche	✓			✓
Athanase Lavidas, Ph.D.		✓	✓	✓*
Massimo Radaelli, Ph.D.	✓	✓*		✓
Norbert G. Riedel, Ph.D.		✓
Robert M. Whelan, Jr.	✓	✓
Wayne Wilson	✓*		✓	✓

*	Committee Chair

Dr. Radaelli has served on the Nominating and Corporate Governance Committee and Dr. Riedel has served on the Compensation Committee since June 2011. In addition, A. Collier Smyth, M.D. served as a member of the Compensation Committee during 2011 until his resignation from the Board on April 28, 2011.

Audit Committee

The Audit Committee’s primary duties and responsibilities are to:

•	Oversee that management has maintained the reliability and integrity of our accounting policies and financial reporting and disclosure practices,

•	Oversee that management has established and maintained processes to ensure that we have an adequate system of internal control,

•	Oversee that management has established and maintained processes to ensure our compliance with legal and regulatory requirements that may impact our financial reporting and disclosure obligations,

•	Review our independent registered public accounting firm’s qualifications and independence,

•	Appoint, compensate, and oversee the work of our independent registered public accounting firm, and

•	Pre-approve all audit and non-audit services performed by our independent registered public accounting firm.

In addition, the Audit Committee is responsible for reviewing, in consultation with our management and independent registered public accounting firm, the scope and results of reviews of our quarterly financial statements, audits of our annual financial statements, and audits of our system of internal control over financial reporting. The Audit Committee performs other additional duties and responsibilities, including reviewing, evaluating, and approving related-person or similar transactions or relationships and recommending approval of such transactions to the disinterested and independent members of the Board, if necessary.

The Audit Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board for approval. A copy of the Audit Committee’s charter is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

The Audit Committee met eight times in 2011.

Please also see the Audit Committee Report, located elsewhere in this proxy statement.

Compensation Committee

The Compensation Committee’s primary duties and responsibilities are to:

•	Assess the performance of and approving, or recommending for approval by the full Board, the compensation of our executive officers,

•	Analyze our officer and director compensation plans, policies, and programs,

•	Administer our stock-based compensation and executive compensation plans,

•

Review and approve all proposed compensation disclosures, including the Compensation Discussion and Analysis (“CD&A”), for inclusion in our proxy statement and review all recommendations by stockholders of the compensation of our named executive officers and the frequency of voting by stockholders on the compensation of our named executive officers.

As Chief Executive Officer, Dr. Berger recommends compensation decisions involving our other officers and discusses these recommendations and related matters, including reviewing these officers’ performance, with the Compensation Committee. Dr. Berger actively participates during Compensation Committee meetings to discuss compensation actions involving his direct reports. The Compensation Committee determines Dr. Berger’s compensation in executive session, without Dr. Berger present, and makes recommendations to the Board which then votes on these matters. How the Compensation Committee reviews and sets executive compensation is described in more detail in the CD&A section located elsewhere in this proxy statement. The Chair of the Compensation Committee determines the agenda for its meetings in conjunction with Dr. Berger. At each meeting, the Compensation Committee has the opportunity to meet in executive session and does so when the Compensation Committee deems it necessary or appropriate.

Our Compensation Committee, or our Board of Directors at the recommendation of the Compensation Committee, makes all equity awards under stockholder-approved plans. When granted, stock options have an exercise price equal to the closing price of our common stock as quoted on The NASDAQ Global Select Market on the date of grant. Our Compensation Committee, or our Board of Directors at the recommendation of the Compensation Committee, also approves the other terms of the grants, including the vesting conditions, restrictions and term of the awards.

Grants of stock options or other equity awards to new employees, including executive officers, are generally approved at the first scheduled meeting of our Compensation Committee after such employees begin employment. Annual grants are generally approved in the first quarter of the fiscal year for performance in the prior year.

In coordination with our Compensation Committee, we jointly retain an independent compensation consultant, Radford, an Aon Hewitt company (“Radford”), to provide information, advice and recommendations with respect to officer and director compensation. Radford has served as our compensation consultant since September 2008. For our 2011 and 2012 compensation decisions, Radford, with input from management, provided advice on our peer group and an analysis of the competitiveness of our executive and director compensation programs (including our use of equity, pay-for-performance metrics, stock ownership analysis, and the retentive effect of our pay practices), and also assisted management with the preparation of tally sheets quantifying the total compensation paid to our executive officers. Radford provided advice, information and recommendations directly to, and at the request of, the Compensation Committee, and the Committee’s decisions regarding the components and amounts of executive and director compensation were informed by the analysis and input of Radford. In addition, during 2011 and 2012 Radford provided advisory services, not in excess of $120,000, related to compensation programs for our non-executive officers, including job classification, payment of cash compensation compared to our peer group, review of salary levels by position, and development of new equity compensation guidelines.

The Compensation Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board for approval. A copy of the Compensation Committee’s charter is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

The Compensation Committee met seven times in 2011.

Please also see the Compensation Committee Report, located elsewhere in this proxy statement.

Executive Committee

The Executive Committee reviews and, where appropriate, approves corporate action with respect to the conduct of our business between Board meetings. The Executive Committee’s actions are reported to the Board as soon as possible.

The Executive Committee did not meet in 2011.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s primary duty and responsibilities are to:

•	Identify and evaluate individuals to become directors,

•	Make recommendations to the Board concerning the size, structure, and composition of the Board and its committees,

•	Monitor the process to assess the Board’s effectiveness,

•	Review and assess the adequacy of our corporate governance, including implementation of our Corporate Code of Conduct and Ethics and our Board Conflict of Interest Policy, and

•	Oversee matters relating to the independence (including potential conflicts of interest), education, operation, and effectiveness of the Board and its committees.

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, as well as by directors or officers or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider any factors it deems relevant, including, among other factors, a candidate’s personal integrity and judgment, business and professional skills and experience, independence, knowledge of our industry and applicable laws, regulations and guidelines governing U.S. public companies, possible conflicts of interest, diversity, the extent to which the candidate would fill a priority need on the Board, the willingness of the candidate to commit sufficient time and attention to his or her duties or responsibilities as a director of a public company, and concern for the long-term interests of our stockholders. The factors generally considered by the Nominating and Corporate Governance Committee are set out in our Corporate Governance Guidelines, which are publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.” In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

We do not have a formal policy on diversity. However, in selecting a director nominee, the Nominating and Corporate Governance Committee considers issues of diversity among Board members and seeks to find a nominee whose talents, skills, expertise and background would complement those of the existing directors.

If a stockholder wishes to recommend a candidate for director for election at our 2013 annual meeting of stockholders, such a recommendation should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Raymond T. Keane, Esq., Secretary, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. Any such written recommendation should include a minimum of the following:

•

All information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”), including such person’s consent to being named in the proxy statement as a nominee and to serving as a director, if elected,

•

Certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in ARIAD’s securities occurring within the last 12 months,

•	A description of any arrangement or understanding among any of the proponents and their affiliates or any persons acting in concert with them in connection with the nomination or proposal,

•	To the extent known to each proponent, the name and address of any other stockholder supporting any such nomination or proposal of other business, and

•	Additional disclosures relating to stockholder nominees for directors, including disclosures required by our By-laws and Board Conflict of Interest Policy.

Any such recommendation should be submitted in the timeframe for stockholder proposals which are to be included in proxy materials for the annual meeting to be held in 2013 under the caption “Future Stockholder Proposals” set forth elsewhere in this proxy statement.

The Nominating and Corporate Governance Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board for approval. A copy of the Nominating and Corporate Governance Committee’s charter is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

The Nominating and Corporate Governance Committee met two times in 2011.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2011, Drs. Lavidas, Radaelli, Riedel and Smyth and Mr. Whelan served as members of our Compensation Committee. Dr. Smyth resigned from the Board in April, 2011. In 2011, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board or Compensation Committee. There are no family relationships between or among the members of our Board or executive officers.

Director Compensation

Effective June 2010, the Board of Directors adopted the following policy for compensation of the non-management members of our Board for their services, which remained in effect through 2011:

•

A one-time stock option award to purchase 25,000 shares of common stock when first elected to the Board. These options vest one-third on each anniversary of the award date while the director remains in service with us.

•

A one-time stock award of 20,000 shares of common stock when first elected to the Board, pro-rated for the number of full and partial calendar quarters remaining in the year. This award is not subject to a right of repurchase by ARIAD. In lieu of common stock, a director may elect, prior to commencing service on the Board, to receive (i) 20,000 restricted stock units or (ii) a number of stock options based on the value of 20,000 shares of common stock and application of the Black-Scholes option valuation model, each also pro-rated for the number of full and partial calendar quarters remaining in the year. These awards are fully vested on the date of grant.

•

An annual award of (i) 20,000 shares of common stock, which are not subject to a right of repurchase by ARIAD, (ii) 20,000 restricted stock units, or (iii) a number of stock options based on the value of 20,000 shares of common stock and application of the Black-Scholes option valuation model, as elected by each director prior to December 15 of each year for compensation to be received in the following year. The restricted stock units and stock options are fully vested on the date of grant.

•

An annual cash retainer of $25,000, paid quarterly in arrears for ongoing service to the Board and pro-rated for any partial year of service. In lieu of the cash retainer, each director may elect to receive shares of restricted stock, which are subject to a right of repurchase by ARIAD which lapses as to 25% of the shares each calendar quarter, restricted stock units or stock options based on the $25,000 retainer and application of the Black-Scholes option valuation model, such election to be made prior to December 15 of each year for compensation to be received in the following year. These restricted stock units and stock options vest as to 25% of the award each calendar quarter.

•	A stock option award to purchase 20,000 shares, 25,000 shares, and 35,000 shares of common stock upon reaching ten, fifteen, and twenty years, respectively, of service.

Regarding stock option awards, the exercise price of each such award is the closing price of our common stock as quoted on The NASDAQ Global Select Market on the date of grant. These awards have terms of ten years, subject to earlier termination. Regarding restricted stock unit awards, directors were able to select future payment dates for the shares issued upon the settlement of restricted stock units, subject to compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Awards of common stock, stock options and restricted stock units under this policy are subject to the terms and conditions of our 2006 Long-Term Incentive Plan, as amended (the “2006 Long-Term Incentive Plan”).

No other compensation, in the form of cash or otherwise, was paid to non-management directors other than reimbursement of their reasonable expenses incurred in attending Board and committee meetings. Management directors do not receive any compensation for their service as directors.

Set forth below is information concerning the compensation paid to or earned by our non-management directors during 2011.

Name	Fees Earned or Paid in Cash	Stock Awards(1)		Option Awards(2)	Total
Jay R. LaMarche (3)	$25,000	$127,500		—	$152,500
Athanase Lavidas, Ph.D. (4)	—	$169,773	(3)	—	$169,773
Massimo Radaelli, Ph.D. (5)	$25,000	—		131,183(4)	$156,183
A. Collier Smyth, M.D. (6)	$6,250	$127,500		—	$133,750
Robert M. Whelan, Jr. (3)	$25,000	$127,500		—	$152,500
Wayne Wilson (3)	$25,000	$127,500		—	$152,500
Norbert G. Riedel, Ph.D. (7)	$18,750	$127,500		155,728	$301,978

(1)	Stock awards are valued based on the closing price of a share of the Company’s common stock on the date of the awards (equal to $6.38 per share on January 31, 2011 or, in the case of Dr. Riedel’s shares, $8.50 per share on April 28, 2011). As of December 31, 2011, no director held any restricted stock.

(2)	Option awards are valued based on the grant date fair value, using the Black-Scholes option pricing model, which was $4.80 per share for awards made on January 31, 2011 or, in the case of Dr. Riedel’s award, $6.23 per share on April 28, 2011. Assumptions used in the calculation of the grant date fair value of option awards are set forth in note 11 to our audited consolidated financial statements entitled “Stock-Based Compensation,” included in our Annual Report on Form 10-K for the year ended December 31, 2011. As of December 31, 2011, each non-management director had the following aggregate number of stock options outstanding: Mr. LaMarche — 80,000; Dr. Lavidas — 45,000; Dr. Radaelli — 53,319; Mr. Whelan — 25,000; Mr. Wilson — 25,000 and Dr. Riedel — 25,000.

(3)	Under our Director Compensation Policy in effect during 2011, Messrs. LaMarche, Whelan and Wilson received an annual cash retainer of $25,000, paid quarterly, and an award of 20,000 shares of the Company’s common stock.

(4)	Under our Director Compensation Policy in effect during 2011, Dr. Lavidas elected to receive 6,631 shares of the Company’s common stock in lieu of the $25,000 cash retainer and also received 20,000 shares of the Company’s common stock.

(5)	Under our Director Compensation Policy in effect during 2011, Dr. Radaelli received an annual cash retainer of $25,000, paid quarterly, and an award of options to purchase 27,319 shares of the Company’s common stock.

(6)	Dr. Smyth resigned from the Board of Directors effective April 28, 2011, due to a change in his principal occupation. Under our Director Compensation Policy in effect during 2011, Dr. Smyth received one-quarter of the annual cash retainer of $25,000 and also received 20,000 shares of the Company’s common stock.

(7)	Dr. Riedel was appointed to the Board on April 28, 2011 as a Class 2 director with a term expiring in 2014. Under our Director Compensation Policy in effect during 2011, Dr. Riedel received three-quarters of the annual cash retainer of $25,000, paid quarterly, and three-quarters of the annual stock award of 15,000 shares of the Company’s common stock.

Effective January 2, 2012, the Board of Directors adopted the following new policy for compensation of the non-management members of our Board:

•

A one-time grant upon initial appointment or election to the Board of 40,000 stock options, which vests over three years in equal amounts on the first, second and third anniversaries of the date of grant.

•

Annual cash compensation of $50,000, paid in equal quarterly amounts on or about the last day of each calendar quarter. In lieu of cash, a director may elect to receive $50,000 worth of restricted shares of common stock on January 31, subject to a lapsing repurchase right as described below. The number of shares will be determined based on the volume weighted average price (VWAP) of common stock for the month of December of the prior year. Such election will be made by January 15 of each calendar year.

•

An annual equity grant of 14,000 restricted shares of common stock to be issued on January 31, subject to a lapsing repurchase right as described below. The number of restricted shares to be awarded will be evaluated annually to take into account the underlying value of the shares. The value of restricted share awards on January 31, 2012 was $206,500 per director.

We have the right to repurchase the shares for a nominal amount if the individual ceases to be a member of the Board of Directors or provide us other services following their service as a director. The right will lapse as to 25% of the shares on March 31, June 30, September 30 and December 31 of the year of the award.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Corporate Governance Guidelines, which were developed and are overseen by the Nominating and Corporate Governance Committee, establish basic principles of corporate governance by which the Board operates. These guidelines address selection, composition and independence of the Board, director compensation, evaluation of the performance of the Board and its committees, the structure and operations of the committees of the Board, the establishment and implementation of corporate governance guidelines, principles and practices, leadership development, and succession planning.

Under our Corporate Governance Guidelines, as long as the Chief Executive Officer is also Chairman of the Board, the Board shall appoint one of the independent directors to serve in the role of lead director. His or her role is to support the ability of the independent directors to perform their responsibilities as independent directors. As such, he or she is responsible for oversight of those processes of the Board which independent directors are required to perform. In addition, he or she presides at meetings of the non-management directors. The lead director also meets and consults regularly with the Chairman and Chief Executive Officer. Dr. Lavidas has served as our lead director since November 2008.

The Nominating and Corporate Governance Committee is responsible for the establishment, implementation, and oversight of our Corporate Code of Conduct and Ethics, Conflict of Interest Policy for Board of Directors, and specific corporate governance guidelines, policies, and practices. The charter of our Nominating and Corporate Governance Committee, as well as the above mentioned policies and guidelines are publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

Corporate Code of Conduct and Ethics

Our Corporate Code of Conduct and Ethics applies to all of our employees and directors. Any changes in or waivers from our Corporate Code of Conduct and Ethics will be included in a Current Report on Form 8-K within four business days following the date of the change or waiver, unless website posting of the amendments or waivers is then permitted by NASDAQ rules.

Certain Relationships and Related Transactions

All related-person transactions are reviewed and approved in advance by our Audit Committee or other independent body of our Board. In general, a related-person transaction is defined as any transaction (other than setting compensation) in which we or any subsidiary or affiliate is a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers, our Board members and nominees, beneficial holders of more than 5% of our securities, immediate family members of any of the foregoing persons, and any other persons who the Board determines may be considered to be related persons as defined by the rules and regulations of the SEC.

Our Audit Committee or its chair or other independent body of our Board, as the case may be, will approve only those related-person transactions that are determined to be in, or not inconsistent with, the best interests of our company and our stockholders, taking into account all available facts and circumstances as it determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us and our stockholders, the impact on a director’s independence in the event the related person is a director or nominee, an immediate family member of a director or nominee, or an entity in which a director or nominee is a partner, shareholder, or executive officer, the availability of other sources for comparable products or services, the terms of the transaction, and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our Audit Committee or our Board will participate in any review, consideration, or approval of any related-person transaction with respect to which the member or any of his or her immediate family members or other business affiliates is the related person.

In reviewing and approving such transactions, our Audit Committee or other independent body of our Board will obtain, or will direct management to obtain on its behalf, all information that it believes to be relevant and important to its review of the transaction prior to approval. Following receipt and review of the necessary information, a discussion will be held of the relevant factors deemed to be necessary prior to approval. If a discussion is not deemed to be necessary, approval may be given by unanimous written consent of our Audit Committee or other independent body of our Board. This approval authority may also be delegated to the chair of our Audit Committee in some circumstances. No related-person transaction shall be entered into prior to completing these procedures.

Our policies as described above are included in the Audit Committee Charter as approved by our Audit Committee and our Board. As required under SEC rules, transactions that involve an amount in excess of $120,000, in which we are a participant and a related person is determined to have a direct or indirect material interest, are disclosed in our proxy statement.

Communications with the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 617-494-0400, extension 2208. However, any stockholders who wish to submit written communications to the Board or any individual director should send their communications to our Secretary at ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, MA 02139-4234 or raymond.keane@ariad.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	Junk mail and mass mailings,

•	Resumes and other forms of job inquiries,

•	Surveys, and

•	Solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.

Director Attendance at Board and Committee Meetings

The Board held eight meetings in 2011, and each director attended at least 75% of the meetings. The various committees of the Board met a total of 17 times in 2011, and each director attended at least 75% of the meetings held by all of the committees on which he served, other than Dr. Lavidas, who attended 66 2/3% of the meetings for the committees on which he served. For purposes of this determination, actions taken by written consent of the Board or committees were not included.

Director Attendance at the Annual Meeting

Under our Corporate Governance Guidelines, we expect all incumbent directors, as well as all nominees for election as director, to attend our annual meetings of stockholders. All of our incumbent directors attended the annual meeting of stockholders in 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of April 16, 2012, certain information with respect to (i) each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known to us to own beneficially more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each executive officer named in the Summary Compensation Table under “Executive Compensation” (referred to as our named executive officers), and (iv) all of our current directors and executive officers as a group. In accordance with the rules promulgated by the SEC, such ownership includes shares currently owned, as well as shares that the named person has the right to acquire within 60 days of April 16, 2012, including, but not limited to, shares that the named person has the right to acquire through the exercise of any option and restricted stock units that will be vested as of that date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the common stock shown as beneficially owned. Percentage ownership is based on 165,666,235 shares of common stock outstanding as of April 16, 2012.

Name and Address**	Number and Nature of Shares Beneficially Owned	Percent of Class
FMR LLC 82 Devonshire Street Boston, MA 02109	23,051,879(1)	13.5%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	11,683,361(2)	6.8%
Sectoral Asset Management Inc. 2120-1000 Sherbrooke St. West Montreal PQH3A 3G4 CANADA	8,972,258(3)	5.3%
Harvey J. Berger, M.D.	4,581,153(4)	2.7%
Timothy P. Clackson, Ph.D.	531,056(5)	*
Edward M. Fitzgerald	565,215(6)	*
Martin J. Duvall	980(7)	*
Frank G. Haluska, M.D., Ph.D.	130,865(8)	*
Jay R. LaMarche	630,589(9)	*
Athanase Lavidas, Ph.D.	160,631(10)	*
Massimo Radaelli, Ph.D.	106,319(11)	*
Robert M. Whelan, Jr.	70,026(12)	*
Wayne Wilson	99,000(13)	*
Norbert G. Riedel, Ph.D.	78,693(14)	*
All current directors and executive officers as a group (16 persons)	7,963,378(15)	4.7%

*	Indicates less than 1% of the outstanding shares of common stock.

**	Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.

(1)	This information is based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2012 by FMR LLC, according to which FMR LLC has sole dispositive power with respect to all of the shares.

(2)	This information is based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2012 by Black Rock, Inc. (formerly known as Barclays Global Investors NA and Barclays Global Fund Advisors), according to which Black Rock, Inc. has sole voting and dispositive power with respect to all of the shares.

(3)	This information is based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2012 by Sectoral Asset Management Inc. according to which Sectoral Asset Management Inc. has sole voting and dispositive power with respect to all of the shares.

(4)	Includes 663,025 shares issuable upon exercise of stock options. Includes 32,857 shares of common stock held by the 2004 Edith Berger Revocable Trust, of which Harvey J. Berger, M.D. is trustee and has the right to vote and dispose of the shares; 1,714,286 shares owned by Ocean Capital Partners, LLC, an investment entity owned by Dr. Berger and his immediate family and for which Dr. Berger has the right to vote and dispose of the shares; and 65,050 shares owned by Dr. Berger’s spouse and daughters. Dr. Berger disclaims beneficial ownership of the shares held by the 2004 Edith Berger Revocable Trust.

(5)	Includes 290,167 shares issuable upon exercise of stock options.

(6)	Includes 395,667 shares issuable upon exercise of stock options.

(7)	Includes no shares issuable upon exercise of stock options.

(8)	Includes 81,084 shares issuable upon exercise of stock options.

(9)	Includes 85,000 shares issuable upon exercise of stock options and 6,696 shares held by Mr. LaMarche’s spouse.

(10)	Includes 45,000 shares issuable upon exercise of stock options.

(11)	Includes 52,319 shares issuable upon exercise of stock options.

(12)	Includes 16,667 shares issuable upon exercise of stock options.

(13)	Includes 25,000 shares issuable upon exercise of stock options.

(14)	Includes 8,334 shares issuable upon exercise of stock options.

(15)	See notes 4 through 14 above. Also includes 532,868 shares issuable upon the exercise of stock options held by executive officers not listed in the table above.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information regarding our executive officers, including their ages as of the upcoming Annual Meeting.

Name	Age	Position
Harvey J. Berger, M.D.	62	Chairman of the Board of Directors, Chief Executive Officer and President

Timothy P. Clackson, Ph.D.	47	President of Research and Development and Chief Scientific Officer

Edward M. Fitzgerald	57	Executive Vice President, Chief Financial Officer and Treasurer

David L. Berstein, Esq.	60	Senior Vice President, Chief Intellectual Property Officer

Daniel M. Bollag, Ph.D	51	Senior Vice President, Regulatory Affairs and Quality

Maria Cantor	44	Senior Vice President, Corporate Affairs

Pierre F. Dodion, M.D., M.B.A.	57	Senior Vice President, Corporate Development and Operations

Martin J. Duvall	50	Senior Vice President, Commercial Operations

Frank G. Haluska, M.D., Ph.D.	53	Senior Vice President, Clinical Research and Development and Chief Medical Officer

Raymond T. Keane, Esq.	53	Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer

For biographical information on Dr. Berger, see the section in this proxy statement entitled, “Board of Directors.”

Timothy P. Clackson, Ph.D. has served as our President of Research and Development and Chief Scientific Officer since June 2010. Previously, he served as our Senior Vice President and Chief Scientific Officer from September 2003 to June 2010, as our Senior Vice President, Science and Technology from June 2002 to September 2003, as our Vice President, Gene Therapy and Genomics from June 2000 to June 2002, and in a series of additional research and research management positions since joining us in December 1994. Dr. Clackson led the multi-disciplinary research group that discovered our product candidates, ponatinib, AP26113, and ridaforolimus. From 1991 to 1994, Dr. Clackson was a postdoctoral research fellow in protein engineering at Genentech, Inc., a biotechnology company. Dr. Clackson received his B.A. degree in Biochemistry from the University of Oxford, and his Ph.D. degree in Biology from the University of Cambridge for research conducted at the MRC Laboratory of Molecular Biology that included the development of antibody phage display technology.

Edward M. Fitzgerald has served as our Executive Vice President, Chief Financial Officer and Treasurer since June 2010. Previously, he served as our Senior Vice President, Chief Financial Officer and Treasurer from May 2002 to June 2010. From 1998 to April 2002, he served as Senior Vice President, Chief Financial Officer and Secretary at AltaRex Corp., a biotechnology company. From 1992 to 1997, Mr. Fitzgerald held various management positions at BankBoston Corp., a financial services and commercial banking company. From 1989 to 1992, he was a partner at Arthur Andersen & Co. in the audit and business advisory practice. Previously, from 1978 to 1988, he also was at Arthur Andersen & Co. Mr. Fitzgerald received his B.S. degree in accounting and M.B.A. degree in finance from Babson College.

David L. Berstein, Esq. has served as our Senior Vice President and Chief Intellectual Property Officer since May 2008. Mr. Berstein also served as our Senior Vice President and Chief Patent Counsel from June 2003 until June 2007 and our Vice President and Chief Patent Counsel from September 1993 to June 2000. From

July 2007 until his return to our company in May 2008, Mr. Berstein was Senior Vice President and Chief Patent Counsel for Tempo Pharmaceuticals, Inc., a biotechnology company. During this time period, he was a consultant to us on intellectual property matters. From 1990 through 1993, Mr. Berstein was Patent Counsel at BASF Bioresearch Corporation, a biotechnology company, where he was responsible for intellectual property matters, including patents and licensing. From 1985 to 1990, Mr. Berstein was a patent attorney at Genetics Institute, Inc., a biotechnology company, where he was involved in various aspects of the patent process from patent procurement through litigation. Mr. Berstein joined Genetics Institute from the law firm of Cooper & Dunham. Mr. Berstein received his B.S. degree from the University of Michigan and his J.D. degree from Fordham University School of Law.

Daniel M. Bollag, Ph.D. has served as our Senior Vice President, Regulatory Affairs and Quality since January 2009. He previously served as Vice President, Regulatory Affairs for Genzyme Corporation, a biotechnology company, from 2006 to 2008. From 2002 to 2006, Dr. Bollag held multiple positions at Sanofi-Aventis Pharmaceuticals, including Associate Vice President, Global Regulatory Domain Head. Dr. Bollag also served as Director, Project Planning and Management at Bristol-Myers Squibb from 2000 to 2002. Earlier in his career, he held positions at Merck. Dr. Bollag received his B.S. degree in Science and B.A. degree in French at Pennsylvania State University and his Ph.D. degree in Biochemistry from Cornell University. He also completed a postdoctoral fellowship at Princeton University.

Maria E. Cantor has served as our Senior Vice President, Corporate Affairs since January 2012. Previously she served as our Vice President, Corporate Communications and Investor Relations since July 2008. Prior to joining our company, Ms. Cantor held several positions of increasing responsibility at Genzyme Corporation from 2001 to 2008, most recently serving as Senior Director, Corporate Communications. From 2000 to 2001, she held the position of Director, Public Relations and Marketing at St. Elizabeth’s Medical Center of Boston. From 1994 to 2000, Ms. Cantor held director positions in marketing and public relations at Optima Healthcare, Inc. and Catholic Medical Center. Prior to 1994, she was Assistant Press Secretary to former U.S. Congressman, Martin T. Meehan and served as News Anchor/Reporter at a Massachusetts broadcast station. She received her M.S. degree in communications management from Syracuse University and her B.S. degree from Emerson College.

Pierre F. Dodion, M.D. has served as our Senior Vice President, Corporate Development and Operations since February 2012 and Senior Vice President, Corporate Development from July 2010 to January 2012. Previously, he served as our Senior Vice President and Chief Medical Officer from April 2008 to June 2010 and as Senior Vice President, Oncology from June 2007 to April 2008. From 2006 to 2007, Dr. Dodion served as Executive Director, Oncology at Pfizer Inc. From 2002 to 2006, he held senior positions at Novartis in the Oncology Business Unit, most recently as Executive Director, Global Strategy and Global Marketing. From 1997 to 2002, Dr. Dodion served as Medical Director and later as Senior Medical Director at Aventis. Prior to Aventis, he held medical and scientific positions at UBC S.A. and Roche Pharmaceuticals. Previously, he held positions at Institut Jules Bordet at the Free University of Brussels and the National Cancer Institute. Dr. Dodion received his M.D. degree from the Free University of Brussels in Belgium and his M.B.A. degree from St. Joseph University in Philadelphia, Pennsylvania.

Martin J. Duvall has served as our Senior Vice President, Commercial Operations since September 2011. Prior to joining our company, Mr. Duvall served as Senior Vice President and General Manager of Merck and Company’s global oncology franchise. From 2009 to 2010, Mr. Duvall led global marketing and commercial operations at Abraxis Bioscience, Inc. From 2004 to 2009, Mr. Duvall held roles leading commercial operations, commercial development and oncology strategy for MGI Pharma, Inc. and its acquirer, Eisai. Earlier in his career, from 1986 to 2004, he held numerous oncology marketing and sales roles at Sanofi-Aventis and its predecessor companies, including a leadership role in the global development, commercialization and strategic direction of the company’s cytotoxic chemotherapy drugs. He received his B.S. degree in Chemistry from Muhlenberg College, his M.A. degree in Chemistry from the Johns Hopkins University and his M.B.A degree from the University of Kansas.

Frank G. Haluska, M.D., Ph.D., has served as our Senior Vice President, Clinical Research and Development and Chief Medical Officer since January 2012, having held the position of Vice President and Chief Medical Officer since June 2010. Previously, he served as our Vice President, Clinical Affairs from May 2009 to June 2010, Vice President, Clinical Research from July 2008 to May 2009, and Senior Medical Director from October 2007 to July 2008. Prior to joining our company, Dr. Haluska served as a senior faculty member in the departments of medicine and genetics at Tufts University School of Medicine from 2005 to 2007, where he also was Clinical Director and Deputy Director of the Tufts-New England Medical Center Cancer Center. From 1994 to 2005, he held positions in academia, medical research and clinical oncology at centers of excellence, including assistant professor of medicine at Harvard Medical School, and leader of the melanoma research programs at Dana-Farber Cancer Institute and Massachusetts General Hospital Cancer Center. Dr. Haluska is Colonel in the Medical Corps of the United States Air Force and the Massachusetts Air National Guard. He completed a post-doctoral fellowship at the Massachusetts Institute of Technology, fellowship training in medical oncology at Dana Farber Cancer Institute, and his training in internal medicine at Massachusetts General Hospital. He received his M.D. degree and Ph.D. degree from the University of Pennsylvania School of Medicine and A.B. degree from Harvard University.

Raymond T. Keane, Esq. has served as our Senior Vice President, General Counsel, Secretary and Chief Compliance Officer since January 2009. Previously, he was our Vice President, General Counsel and Chief Compliance Officer. Prior to joining our company in May 2008, Mr. Keane spent twenty years with Bristol-Myers Squibb Company (BMS), most recently as Senior Counsel, Worldwide Medicines and previously as lead counsel to various therapeutic divisions, including BMS Oncology/Immunology. While at BMS, he had primary legal responsibility for the commercialization and launch of seven BMS products. Before joining BMS in 1988, Mr. Keane was an associate with the law firms of Wilson, Elser, Moskowitz, Edelman & Dicker from 1987 to 1988 and Martin, Clearwater and Bell from 1984 to 1987. He received his J.D. degree from Fordham University School of Law and his B.A. degree in Economics from Fordham University.

Compensation Committee Report

The following report of the Compensation Committee should not be deemed “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that ARIAD specifically incorporates it by reference into that filing.

The Compensation Committee of the Board has reviewed and discussed with members of management the Compensation Discussion and Analysis (“CD&A”) section included in this proxy statement, as required by Item 402(b) of Regulation S-K.

Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.

Members of the Compensation Committee

Massimo Radaelli, Ph.D. (Chair)	Athanase Lavidas, Ph.D.	Robert M. Whelan, Jr.

Compensation Discussion and Analysis

Executive Summary

This CD&A explains our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Name	Position
Harvey J. Berger, M.D.	Chairman of the Board of Directors, Chief Executive Officer and President
Timothy P. Clackson, Ph.D.	President of Research and Development and Chief Scientific Officer
Edward M. Fitzgerald	Executive Vice President, Chief Financial Officer and Treasurer
Martin J. Duvall	Senior Vice President, Commercial Operations
Frank G. Haluska, M.D., Ph.D.	Senior Vice President, Clinical Research and Development and Chief Medical Officer

The compensation of our executive officers for 2011 is based on the performance of the Company and our individual executives during the year. It is also consistent with our compensation objectives — to focus our officers on the achievement of key business objectives and to align their interests with those of our stockholders. After successfully executing our key product development plans and strengthening our balance sheet in 2010, we again achieved all of our key corporate objectives in 2011, as discussed in detail in the section entitled “Factors Considered in the Determination of Executive Compensation for 2011” found elsewhere in this CD&A. We believe that these accomplishments are reflected in the increase of approximately 140% in the market price of our common stock from December 31, 2010 to December 31, 2011.

Our compensation actions for our named executive officers related to 2011 performance reflect these achievements over this time period. In addition, based on our continued assessment of our compensation policies and practices, we took the following actions consistent with our overall compensation objectives:

•

We updated our executive compensation philosophy to target compensation at the 65th percentile of the market (as described below under “Data Used to Make Compensation Determinations”) in recognition of our advancement toward commercialization and the need to attract, retain and motivate executives who can lead a successful commercial oncology business.

•

We refined our peer group to better reflect biopharmaceutical companies with products in late-stage development or early stages of commercialization to allow us to compete more effectively for executive talent.

•	We continued to align compensation actions closely with performance through our performance evaluation process and the review of performance with our Compensation Committee.

•

We ensured that all components of compensation directly reflected an individual executive’s performance by adjusting target base salary increases, bonuses and long-term incentive awards to reflect the individual’s performance rating.

•

We again used performance shares as a key component of our long-term incentive compensation for our executive officers making awards in March 2012 (related to 2011 performance) in which the number of shares to be issued and the vesting schedules are tied to the achievement of a key corporate objective, the approval by the European Medicines Agency (EMA) of ponatinib.

These and other actions are discussed in greater detail in the sections that follow. Our Compensation Committee will continue to evaluate our overall compensation structure and awards to ensure that they are reflective of the performance of our executive officers and our Company and are consistent with our compensation objectives.

We believe that our compensation program has been and will continue to be successful in attracting and retaining the right executive team during this critical phase of our evolution. Our compensation program for our named executive officers was supported by 98% of the “Say-on-Pay” advisory votes cast by shareholders at our 2011 annual meeting of shareholders. Based on the success of our compensation program and after consideration of last year’s “Say-on-Pay” advisory vote, we are continuing the same structure for our executive compensation program except for the changes to our target compensation and peer group noted above.

The Objectives of Our Compensation Program

The primary objectives of our compensation and benefits programs for our executive officers are to:

•	Enable us to attract, retain and motivate the best available talent to lead our company by providing market-driven competitive compensation consistent with actual performance,

•

Focus our executive officers on achieving key business objectives by providing the opportunity to earn annual performance awards depending upon corporate and individual performance that place a substantial portion of total annual compensation at risk, and

•	Align the interests of our executive officers with those of our stockholders through the use of equity compensation, including performance-based awards.

More generally, we believe that our total compensation program should meet the following additional objectives:

•	Maintain flexibility to address our future needs as a global oncology company and to adjust to the changes in our industry and related employment markets, and

•	Provide compensation opportunities across our company that are fundamentally fair and that recognize the contributions of all our employees.

We have refined our compensation objectives and practices as we evolve towards becoming a fully integrated commercial oncology company. Since our founding, we have strived to adjust compensation practices to reflect our stage of development and evolving practices within our industry, and we intend to continue to do so. We maintain compensation programs that are competitive at all levels and particularly reward exceptional employees for their achievement of corporate and individual goals. This approach focuses our entire Company on making our product candidates available to the patients who need them.

We have advanced ponatinib swiftly toward filing for regulatory approval and commercialization. In addition, we made the decision to commercialize ponatinib on our own and build a global oncology business. In recognition of this, we reviewed our compensation policy with the assistance of our compensation consultant, Radford, and updated our compensation philosophy to target the 65th percentile of the market for overall compensation. We believe that this philosophy will help ensure that we attract, retain and motivate executives who can lead the successful commercialization of our product candidates in a highly competitive market for executive talent.

Elements of Total Direct Compensation

We provide three basic forms of direct compensation to our executive officers: base salary, bonuses (which we refer to as annual performance awards), and long-term equity incentive awards.

BASE SALARY

Base salary is intended to provide all of our employees with a fair and competitive base level of compensation that reflects their job function, organizational level, experience and tenure, and sustained performance over time. Executive-officer base salary levels are set using these criteria.

On an annual basis, our executives are eligible for a salary increase. The amount of this increase, if any, is based primarily on market compensation data, the performance of each executive in achieving key corporate objectives established at the beginning of each year, and internal pay equity, as well as demonstrated levels of core job competency and effective leadership. Increases are considered within the context of our overall budgetary parameters before more specific individual and market competitive factors and overall economic factors are considered. We do not apply specific formulas for individual actions. Adjustments to base salary levels typically are made in the first quarter of each year (prorated, as appropriate, for the length of time an individual is an executive officer during the year) but become effective as of January 1 of that year.

ANNUAL PERFORMANCE AWARDS

Annual performance awards are intended to reward our executive officers for achievement of corporate, individual, and key leadership and management objectives on an annual basis. Annual performance awards to our Chief Executive Officer have previously been made in the form of shares of common stock. Performance awards to our other executive officers have been payable in cash but deferred under our 2005 Executive Compensation Plan, as amended (the “2005 Executive Compensation Plan”). Awards in past years have vested in equal installments beginning on the first anniversary of the date of the award and are payable in cash in installments on or after vesting, provided the executive continues to be employed with us, subject to later payment at the executive’s election. These arrangements allowed us to conserve cash to fund our priority research and development programs and commercialization efforts and also supported the retention of our executive officers. The value of amounts deferred under the 2005 Executive Compensation Plan is increased or decreased over the vesting and payment periods based upon the actual total return of specified mutual funds.

This year, in order to ensure that we offer a competitive compensation package designed to attract, retain and motivate our executive officers, we revised the form and terms of our annual performance awards. Our annual performance award to our Chief Executive Officer in 2012 for fiscal 2011 performance was paid as to 50% of the award in the form of shares of common stock and as to the remainder in the form of cash. Only the cash portion of the annual incentive is reflected in the Summary Compensation Table in accordance with SEC disclosure rules. Our annual performance awards to our other executive officers for fiscal 2011 performance were paid as to 50% of the award currently in cash, with the remainder deferred under our 2005 Executive Compensation Plan for one year. The entire value of annual incentive is reflected in the Summary Compensation Table in accordance with SEC disclosure rules, as it is all payable in the form of cash. It is typical practice within our peer group and the broader life sciences marketplace to pay annual performance awards all in cash at the date of the determination of the award amount. Therefore, we believe that the changes we have made to our annual performance awards provide a more competitive compensation package to our executive officers.

LONG-TERM EQUITY INCENTIVE AWARDS

Long-term equity incentive awards are also intended to reward our executive officers for achievement of corporate, individual, and key leadership and management objectives. In addition, such awards are intended to align the interests of all of our executive officers with those of our stockholders, promote progress toward achieving our long-term strategy and assist in long-term retention of our executive officers. As such, long-term equity incentive awards for our executive officers are made in the form of stock options, restricted stock units and/or performance shares, with vesting schedules over multiple years or, in the case of performance shares, tied to achievement of one or more key corporate objectives or metrics. Long-term equity incentive awards are made under our 2006 Long-Term Incentive Plan.

We include performance shares as a component of our long-term equity incentive awards to our executive officers to provide a direct link between a portion of their incentive compensation and the achievement of one or more key corporate objectives that will help drive long-term value for stockholders. We include stock options as a component of our long-term equity incentive awards to our executive officers to align their interests with those of our stockholders in that our executive officers will only realize value from these stock options if our stock price increases over time. Restricted stock units are used to provide our executive officers with an opportunity to increase their holdings of our common stock, as well as to provide some certainty as to the ability to receive compensation during periods of market volatility, thereby helping us to attract, retain and motivate the best available talent to lead our Company.

The long-term equity incentive awards to our executive officers made in March 2012 for 2011 performance and in March 2011 for 2010 performance were in the form of stock options, restricted stock units and performance shares, divided approximately equally in terms of value among the three. The stock options and restricted stock units vest ratably over three years. The performance shares will vest only if we achieve the specific performance objective stated in the awards. For the awards made in March 2011, the performance objective is regulatory approval by the U.S. Food and Drug Administration (FDA), prior to the end of 2016, to market ponatinib, with the vesting schedule dependent on when prior to the end of 2016 such approval is obtained. For the awards made in March 2012, the performance objective is regulatory approval by the EMA, prior to the end of 2016, to market ponatinib in the European Union, with the number of shares and vesting schedule dependent on when prior to the end of 2016 such approval is obtained. As no amount was recorded on our financial statements for these awards as per ASC Topic 718, the Summary Compensation Table does not reflect the value of these equity awards. If approvals from the FDA or the EMA are not obtained prior to the end of 2016, these awards will terminate and have no value.

Elements of Indirect Compensation

BENEFITS AND PERQUISITES

We provide our executive officers with generally the same benefits as those provided to all other salaried employees, such as health, dental and vision insurance, life insurance, short- and long-term disability, 401(k) plan with company match, and the ability to participate in our employee stock purchase plan. In addition, we also provide executive officers with supplemental long-term disability insurance and long-term care insurance.

We offer tax return preparation services to our executive officers to assist them in complying with their tax reporting obligations. Our executive officers also receive an auto allowance in accordance with their employment agreements. These are the only perquisites we provided to our executive officers during 2011. Perquisites represent less than 2% of each named executive officer’s total compensation in the Summary Compensation Table located elsewhere in this proxy statement.

We believe that our benefits and perquisites represent competitive market practices for executives at companies within our peer group. They are offered as a means to attract and retain our executive officers.

Process for Determining Executive Compensation

As discussed in the section titled “Compensation Committee” located elsewhere in this proxy statement, the Compensation Committee is responsible for, among other duties, reviewing the performance of our Chief Executive Officer and reviewing and recommending his compensation for approval by the full Board. The Compensation Committee is also responsible for reviewing the assessment of performance of our other executive officers conducted by our Chief Executive Officer and reviewing and approving their compensation as recommended by our Chief Executive Officer. While our Compensation Committee has ultimate authority and responsibility for approving all executive officer compensation, our Chief Executive Officer plays an active role in such decisions except with respect to his own compensation.

At the beginning of each year, the executive leadership team of the Company establishes annual corporate objectives, which are reviewed and discussed with the Compensation Committee and the Board and form the basis for our annual operating plan. The status of our corporate objectives, as well as our performance relative to our operating plan, are reviewed and discussed with the Board regularly during the year. Based on the annual corporate objectives and the associated operating plan, each of the executive officers prepares individual and departmental objectives, which are reviewed and approved by the Chief Executive Officer early in the year.

At the end of each year, each of the executive officers provides a detailed self-assessment of his or her performance relative to the established corporate and individual objectives, and key leadership and management measures. In addition, each executive officer is evaluated by several of his or her peers, subordinates, and in some instances, external colleagues, selected by the Chief Executive Officer. The Chief Executive Officer reviews and evaluates all of these assessments and completes an overall evaluation of performance for each officer for the year, taking into account his judgment regarding the Company’s overall progress, each officer’s contribution to achievement of corporate objectives, as well as his or her achievement of individual objectives and leadership and management measures. Specific numerical weightings or ratings are not applied to individual corporate or personal objectives; rather, the performance of the executive officer is evaluated as a whole in the context of his or her peers at the same level of management within the Company.

Based on this evaluation, each executive officer’s performance is rated on a scale from “unsatisfactory” to “outstanding.” The mid-point of this range — “meets requirements “— reflects that an executive officer has generally met the requirements of his or her position. To obtain 100% of an executive’s target base salary increase, bonus award or long-term incentive award, the executive must be rated at least “exceeds requirements.” Each component of compensation is adjusted upwards or downwards from 0% to 160% of target based on the individual’s performance rating. The level of performance is then used by the Chief Executive Officer to guide his recommendations regarding each of the components of executive compensation for the other executive officers. The Chief Executive Officer reviews and discusses such recommendations with the Compensation Committee. As part of this process, the Compensation Committee, with input from the Chief Executive Officer, reviews the overall performance of the Company relative to the key corporate objectives established at the beginning of the year. This assessment, along with the assessments made by the Chief Executive Officer regarding the individual officers, forms the basis for the Compensation Committee’s assessment of each executive officer. Upon completion of its process, the Compensation Committee approves base salary increases and other awards for each of these officers.

The Compensation Committee also undertakes a comprehensive review of the Chief Executive Officer’s performance based on its evaluation of our Company’s overall performance, the Chief Executive Officer’s individual contributions to achievement of key objectives, his strategic leadership of the Company and his demonstration of our vision and corporate values. He is rated using the same metrics as the other executive officers. The Compensation Committee uses this information to determine the annual adjustment to his base salary, if any, as well as the amount of his annual performance award and long-term equity incentive award, if any. The Chief Executive Officer’s annual performance award and long-term equity incentive award are based on the Compensation Committee’s assessment and rating of his performance and a target award established each year, with input from Radford, our compensation consultant. The Compensation Committee makes these determinations in executive session and then makes recommendations to the Board for approval at a subsequent meeting.

Based on analysis of the market research data relating to our peer group prepared by Radford, the Compensation Committee determines the following parameters:

•	The target percentage increase in base salary,

•	The target annual performance awards for each level of officer, and

•	The target levels for long-term equity incentive awards for each level of officer.

In 2012 and 2011, the target base salary adjustment for officers was approximately 3%. The target annual performance award for each officer is based on a percentage of base salary. The target long-term equity incentive awards for each officer is based on recommendations by Radford, taking into consideration the value of equity-based awards and total compensation of executives of companies in our peer group (as described below under “Data Used to Make Compensation Determinations”). The target awards for our executive officers for 2012 and 2011 were as follows:

	2012			2011
	Chief Executive Officer	Executive Vice Presidents(1)	Other Executive Officers(2)	Chief Executive Officer	Executive Vice Presidents	Other Executive Officers
Target annual performance awards, as a percentage of base salary:	70%	45%	40%	50%	30%	30%

Target long-term equity incentive awards (in shares):
• Stock options	133,000	51,000	29,000	125,000	48,300	31,700
• Restricted stock units	64,000	25,000	14,000	71,400	27,600	18,100
• Performance shares	92,000	35,000	20,000	71,400	27,600	18,100

(1)	Dr. Clackson and Mr. Fitzgerald are classified as Executive Vice Presidents.

(2)	Mr. Duvall and Dr. Haluska are classified as Other Executive Officers.

The level of performance of each executive officer, as determined above, directly influences his or her increase in base salary, annual performance award and long-term equity incentive award relative to target awards, and such amounts may be greater than or less than the target levels based on the assessment and rating of each officer’s performance. In order to achieve or exceed the target level of the annual performance or long-term equity incentive award, the executive officer’s performance must be rated at least “exceeds requirements.” In order to receive any award, the officer’s performance must be rated at least “meets requirements.” Executive officers who are rated “meets requirements” generally receive annual performance awards and long-term equity incentive awards of 50% to 85% of the target award for the level of the officer. Executive officers who are rated “outstanding” may receive annual performance awards and long-term equity incentive awards of up to 160% of the target award for 2011 performance, which percentages may change from year to year. The final amount of the award reflects the individual performance during the assessment period. The use of “performance multipliers” ensures that executives who demonstrate outstanding performance receive awards that are more than twice as large as those given to executives who only meet the requirements of the position. The number of performance shares ultimately issued to an executive officer may be greater than or less than the target awards listed in the table above based on the timing of the EMA approval of ponatinib.

DATA USED TO MAKE COMPENSATION DETERMINATIONS

In making decisions regarding the compensation of our executive officers, the Compensation Committee generally considers compensation and survey data for similarly situated executives at a comparison group of companies it considers our peer group. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions.

We draw upon a pool of talent that is highly sought after by large and established pharmaceutical and biotechnology companies as well as by other development-stage life science companies, both within and outside our geographic area. We believe that the compensation practices of our industry in general and of our select peer group in particular provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We believe we must offer a compensation package to all of our officers and our other employees that is competitive with our peer group, as well as larger pharmaceutical and biotechnology companies from whom we frequently recruit. In addition, the comparator companies should be aligned with our current stage of development and have similar short and long-term growth objectives. In 2011, we set the target level of total compensation, as well as the key elements of compensation, at the 60th percentile of our peer group, but then adjusted each of the elements based on an individual’s performance and contribution to our strategic objectives. At times, we need to adjust these levels to attract or retain specific individuals. In 2012, we set the target level at the 65th percentile of the market in recognition of the very competitive market for executive talent in which we operate and the critical importance of attracting and retaining such talent as we grow and prepare for potential commercial launch of one or more product candidates.

Each year, we review the levels of cash, equity, and total compensation for all comparable officers in our peer group relative to the elements of compensation paid to our officers. In considering how these data relate to our existing compensation structure, we take into account our size, stage of development, performance, and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our officers versus those of comparable executives at such peer group companies. With the assistance of our compensation consultant, Radford, we used two primary market frames of reference (which we refer to as the “market”) against which to compare our total executive compensation practices and levels and inform our decisions regarding compensation of our officers as follows:

•

Select Peer Group — A select group of national biotechnology companies at a similar stage of development as our company with similar headcount, market capitalization and in most cases, similar therapeutic targets, and

•

Radford Global Life Sciences Survey — A national survey of executive compensation levels and practices that covers approximately sixty executive positions in over 600 multinational life sciences organizations.

We do not apply a specific weighting to either data source when making compensation comparisons. Instead, we work with Radford to develop competitive market guidelines using these data sources and in some cases, additional local and/or national market frames of reference.

Our peer group is reviewed each year to ensure continued relevance as we grow and develop and is approved by the Compensation Committee prior to its adoption. The select peer group as of February 2012 analyzed by Radford and used to inform our decisions affecting executive compensation based on 2011 performance consisted of the following companies:

Accorda Therapeutics, Inc.	Pharmasset Inc.
Alkermes plc	Questcor Pharmaceuticals, Inc.
Auxilium Pharmaceuticals, Inc.	Regeneron Pharmaceuticals, Inc.
Cubist Pharmaceuticals, Inc.	Salix Pharmaceuticals, Ltd.
Incyte Corporation	Seattle Genetics, Inc.
InterMune, Inc.	The Medicines Company
Ironwood Pharmaceuticals, Inc.	Theravance, Inc.
Jazz Pharmaceuticals plc	United Therapeutics, Inc.
Momenta Pharmaceuticals, Inc.	Vertex Pharmaceuticals, Inc.
Onyx Pharmaceuticals, Inc.	Viropharma Incorporated

This peer group consisted of public companies in the biopharmaceutical industry with product candidates generally in late-stage development or a product recently approved for marketing, annual revenues generally less than $600 million (mean of $259 million), and market capitalization of at least $750 million (mean of $2.9 billion). We believe that, as of February 2012, this list was representative of the companies with whom we generally compete for talent.

FACTORS CONSIDERED IN THE DETERMINATION OF EXECUTIVE COMPENSATION FOR 2011

In making decisions regarding the compensation of our executive officers, the Compensation Committee considers the assessment and rating of the performance of each executive officer relative to our key corporate objectives and each officer’s individual goals and leadership and management measures. Our key corporate objectives applicable to our executive officers for 2011 and the key corporate accomplishments considered in the determination of executive compensation by the Compensation Committee for each objective were as follows:

Advance ponatinib towards marketing authorization and commercialization

•

We successfully completed full enrollment of about 450 patients in our pivotal PACE clinical trial of ponatinib, our investigational pan-BCR-ABL inhibitor, in patients with resistant or intolerant chronic myeloid leukemia (CML) and Philadelphia chromosome positive acute lymphoblastic leukemia (Ph+ALL) (PACE) approximately six months ahead of the expected timing.

•	We presented positive preliminary data from this trial at a major medical meeting in December 2011.

•

We reported long-term results from our on-going Phase 1 clinical trial of ponatinib in heavily pre-treated patients with resistant and refractory CML and Ph+ALL in the third quarter of 2011 at the International Chronic Myeloid Leukemia Foundation conference. These data showed an on-going improvement over time in the anti-leukemic activity and response rates among patients treated with ponatinib.

•

We initiated all required non-clinical and clinical pharmacology studies, as well as product stability studies of ponatinib and remained on schedule to support submissions for regulatory approval of this product candidate in the third quarter of 2012.

•

We entered into an agreement with MolecularMD Corporation in the first quarter of 2011 under which MolecularMD is developing a commercial diagnostic test to identify the T315I mutation of the BCR-ABL gene in patients with CML and Ph+ALL.

•	We introduced pre-approval programs in the United States and Europe to provide ponatinib to patients who have no effective treatment alternatives.

Prepare the Company for commercialization

•

We have developed and are implementing detailed plans for the potential launch of ponatinib in the United States and Europe, having determined that we will commercialize ponatinib ourselves on a global basis.

•	We continued to hire the key leadership in our commercial team, including our Senior Vice President, Commercial Operations, and other key areas throughout our Company to ensure readiness for launch.

Advance AP26113 into first-in-man studies

•

We successfully completed all studies required to submit an investigational new drug application for AP26113, our investigational dual inhibitor of EGFR and ALK, and submitted that application to the FDA in the second quarter of 2011.

•	We initiated patient enrollment in our multicenter Phase 1/2 clinical trial of AP26113 in the third quarter of 2011.

Strengthen the balance sheet and build sustained shareholder value

•	In December 2011, we raised $243 million in an underwritten public offering of our common stock and ended 2011 with $306 million in cash and cash equivalents on our balance sheet.

•

We realized an increase of 140% in the market price of our common stock during 2011, which we believe is attributable to the successful results of our product discovery and development programs and the strengthening of our balance sheet.

Decisions regarding our Chief Executive Officer’s compensation, including annual performance awards, are based predominantly on our company’s level of achievement of these key corporate objectives, as well as the following measures:

•	Building long-term shareholder value,

•	Building and retaining our senior management team,

•	Exemplifying our corporate values, mission and vision,

•	Developing and executing on our long-term strategy, and

•	Providing long-term leadership for our company.

Dr. Clackson, as President of Research and Development and Chief Scientific Officer, and Mr. Fitzgerald, as Executive Vice President and Chief Financial Officer, have broad responsibilities for the management of our business and the achievement of our key corporate objectives as described above. Decisions regarding their compensation are, therefore, based largely on the achievement of these key corporate objectives, the other measures associated with the Chief Executive Officer listed above, and their ability to effectively lead the Company in the execution of its annual operating plan.

Decisions regarding compensation for each of our other executive officers are based on each individual’s contributions to the achievement of the key corporate objectives listed above as well as the level of achievement of individual objectives developed at the beginning of the year in support of these key corporate objectives.

Mr. Duvall, our Senior Vice President, Commercial Operations, joined the Company in September 2011. As the senior leader of our commercial group, Mr. Duvall assumed responsibility for the key objectives we had established to prepare for potential commercial launch of ponatinib, including:

•	Development and implementation of detailed plans for the anticipated launch of ponatinib in the United States and Europe,

•	Building the commercial leadership team, particularly in the areas of oncology marketing, sales and market access, and

•	Integration of commercial assessment into long-range product planning.

Dr. Haluska was promoted from Vice President, Chief Medical Officer to Senior Vice President, Chief Medical Officer in January 2012. His key individual objectives in 2011 consisted of:

•	Completion of patient enrollment in the pivotal Phase 2 clinical trial of ponatinib in patients with resistant or intolerant CML and Ph+ALL,

•	Planning and execution of an expanded access program for ponatinib consistent with the goals of the program,

•	Planning and conducting focused non-clinical, translational and external clinical studies of ponatinib to support the lead and follow-on indications,

•	Evaluation and prioritization of additional clinical trials of ponatinib in addition to the lead indication, and

•	Initiation of a first-in-man Phase 1/2 clinical trial of AP26113.

In addition to an evaluation of the level of achievement of these objectives, each executive officer is evaluated as to key leadership and management measures, including each individual’s:

•	Contribution to the management team and development and application of leadership skills reflective and supportive of our corporate values, vision and mission,

•	Ability to attract, hire, manage, retain, and motivate talent in support of the achievement of our objectives,

•	Management of his or her functions and responsibilities within established financial budgets and forecasts, and

•	Management of regulatory compliance requirements related to his or her responsibilities.

There are no thresholds or maximum levels of achievement applicable to these individual objectives or the corporate objectives. In addition, no specific weight is given to any of these factors in determining annual performance or long-term equity incentive awards for any of our executive officers.

Compensation Actions

The following sections discuss the actions taken by our Compensation Committee and Board in 2011 and 2012 related to compensation for 2011 of our executive officers. In determining base salaries for 2011 and 2012 and annual performance and long-term equity incentive awards granted in 2011 and 2012, the Compensation Committee considered the factors and criteria described under the headings “Elements of Total Direct Compensation” and “Process for Determining Executive Compensation” above, as well as the factors discussed in the sections that follow, relating to each executive officer.

COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER

In March 2011, the Compensation Committee approved a merit increase of approximately 5% to Dr. Berger’s 2010 base salary (to $665,200 in 2011), effective as of January 1, 2011. In March 2012, the Compensation Committee approved a merit increase of approximately 5% to Dr. Berger’s 2011 base salary (to $697,000 in 2012), effective as of January 1, 2012.

In determining each component of compensation, the Compensation Committee rated Dr. Berger’s performance in 2010 and 2011 as outstanding. In making this determination, the Compensation Committee considered Dr. Berger’s leadership and management of the Company and the management team and his contributions to the achievement of our key corporate objectives for each year.

Based on its evaluation of Dr. Berger’s 2010 performance, in March 2011, the Compensation Committee recommended, and the Board approved, an annual performance award to Dr. Berger of 70,750 shares of common stock and a long-term equity incentive award of 125,000 performance shares, 125,000 restricted stock units and 220,000 stock options. The 70,750 shares of common stock had a value of approximately $553,000 on the date of determination by the Compensation Committee, which corresponds to approximately 88% of Dr. Berger’s base salary for 2010 or 175% of his target award. The shares of common stock were subject to a right of repurchase by ARIAD until February 15, 2012. The long-term equity incentive award of 125,000 performance shares, 125,000 restricted stock units and 220,000 stock options equated to approximately 175% of the target award for Dr. Berger for 2010 performance, and had a grant date fair value of approximately $3.2 million. The levels of these awards were within the range of awards related to his level of performance, as set forth in “Process for Determining Executive Compensation” above and reflected Dr. Berger’s leadership in the achievement of our key corporate objectives for 2010.

Based on its evaluation of Dr. Berger’s 2011 performance, in March 2012, the Compensation Committee recommended, and the Board approved, an annual performance award to Dr. Berger, consisting of a cash bonus of $372,000 and 25,000 shares of common stock, and a long-term equity incentive award of 92,000 performance shares, 102,000 restricted stock units and 213,000 stock options. The 25,000 shares of common stock had a value of approximately $376,000 on the date of determination by the Compensation Committee. The total of the cash bonus plus the value of the 25,000 shares of common stock is $748,000 which corresponds to approximately 112% of Dr. Berger’s base salary for 2011 or 160% of his target award. The long-term equity incentive award of 92,000 performance shares, 102,000 restricted stock units and 213,000 stock options equated to approximately 100%, 160% and 160%, respectively, of the target awards for Dr. Berger for 2011 performance, and had a grant date fair value of approximately $5.3 million. The number of performance shares ultimately issued to Dr. Berger may be greater than or less than this award based on the timing of EMA approval of ponatinib. The levels of these awards were within the range of awards related to his level of performance, as set forth in “Process for Determining Executive Compensation” above and reflected Dr. Berger’s leadership in the achievement of our key corporate objectives for 2011, as described under the heading “Factors Considered in the Determination of Executive Compensation for 2011” above.

COMPENSATION OF THE OTHER NAMED EXECUTIVE OFFICERS

Dr. Clackson. In March 2011, the Compensation Committee approved a merit increase of approximately 7% to Dr. Clackson’s 2010 base salary (to $418,000 in 2011), effective as of January 1, 2011. In March 2012, the Compensation Committee approved an increase of approximately 12% to Dr. Clackson’s 2011 base salary (to $468,000 in 2012), effective as of January 1, 2012. This increase reflects a merit increase of approximately 5% related to his performance for 2011, plus a market adjustment of approximately 7% to align his base salary with that of our current peer group.

The Compensation Committee determined that Dr. Clackson’s performance in 2010 exceeded requirements and in 2011 was outstanding, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Dr. Clackson has responsibility for leading multiple functions within our company, including discovery research, preclinical development, clinical development, manufacturing and program and alliance management. He has led the discovery of our product candidates which are in various stages of development. He also has led the significant development efforts related to ponatinib and AP26113, including the progress of ponatinib through the pivotal PACE clinical trial and preparations for commercial launch as well as the completion of pre-clinical studies and the initiation of clinical development of AP26113.

Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $165,000 and a long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options for Dr. Clackson’s performance in 2010. Dr. Clackson’s annual performance award was 42% of his base salary in 2010, which was 140% of his target award. The long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options equated to approximately 140% of the target award for Dr. Clackson for 2010 performance and had a grant date fair value of approximately $1.0 million. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the increased scope of his responsibilities as President of Research and Development and Chief Scientific Officer.

Based on the assessment of his 2011 performance, in March 2012, the Compensation Committee approved an annual performance award of $300,000 and a long-term equity incentive award of 35,000 performance shares, 40,000 restricted stock units and 82,000 stock options for Dr. Clackson’s performance in 2011. Dr. Clackson’s annual performance award was approximately 72% of his base salary in 2011, which was 160% of his target award. The long-term equity incentive award of 35,000 performance shares, 40,000 restricted stock units and 82,000 stock options equated to approximately 100%, 160% and 160%, respectively, of the target awards for Dr. Clackson for 2011 performance and had a grant date fair value of approximately $2.0 million. The number of performance shares ultimately issued to Dr. Clackson may be greater than or less than this award based on the timing of EMA approval of ponatinib. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the scope of his responsibilities as President of Research and Development and Chief Scientific Officer.

Mr. Fitzgerald. In March 2011, the Compensation Committee approved a merit increase of approximately 5% to Mr. Fitzgerald’s 2010 base salary (to $398,000 in 2011), effective as of January 1, 2011. In March 2012, the Compensation Committee approved an increase of approximately 10% to Mr. Fitzgerald’s 2011 base salary (to $438,000 in 2012), effective as of January 1, 2012. This increase reflects a merit increase of approximately 3% related to his performance for 2011, plus a market adjustment of approximately 7% to align his base salary with that of our current peer group.

The Compensation Committee determined that Mr. Fitzgerald’s performance in 2010 and 2011 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Mr. Fitzgerald led key aspects of our planning for growth and international expansion of our business anticipated upon commercial launch of ponatinib, led the planning and implementation of key systems necessary to support the needs of our business, managed significant initiatives that provided additional funding for our programs, including two equity offerings (a $58 million public offering in 2010 and a $243 million equity offering in 2011), and effectively managed our spending in support of our key corporate objectives.

Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $160,000 and a long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options to Mr. Fitzgerald. Mr. Fitzgerald’s annual performance award was approximately 42% of his base salary in 2010, which was approximately 140% of his target award. The long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options equated to approximately 140% of the target award for Mr. Fitzgerald for 2010 performance and had a grant date fair value of approximately $1.0 million. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the increased scope of his responsibilities as an Executive Vice President in the management of our business.

Based on the assessment of his 2011 performance, in March 2012, the Compensation Committee approved an annual performance award of $179,000 and a long-term equity incentive award of 35,000 performance shares, 25,000 restricted stock units and 51,000 stock options to Mr. Fitzgerald. Mr. Fitzgerald’s annual performance award was approximately 45% of his base salary in 2011, which was approximately 100% of his target award. The long-term equity incentive award of 35,000 performance shares, 25,000 restricted stock units and 51,000 stock options equated to approximately 100% of each target award for Mr. Fitzgerald for 2011 performance and had a grant date fair value of approximately $1.5 million. The number of performance shares ultimately issued to Mr. Fitzgerald may be greater than or less than this award based on the timing of EMA approval of ponatinib. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the scope of his responsibilities as an Executive Vice President in the management of our business.

Mr. Duvall. Mr. Duvall joined the Company in September 2011 and was provided an annual base salary of $388,000. In addition, pursuant to the offer of employment to attract Mr. Duvall, we awarded him options to purchase 100,000 shares of the Company’s common stock at an exercise price of $10.28 per share, which vest ratably over four years, and 25,000 restricted stock units which vest as to 100% of the award on the second anniversary of the date of grant. The stock options had a grant date fair value of $738,620 and the restricted stock units had a grant date fair value of $257,000.

The Compensation Committee determined that Mr. Duvall’s performance in 2011 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Mr. Duvall led the detailed planning for the anticipated commercial launch of ponatinib in the United States and Europe and hired the key leadership in the commercial team that will manage the expected launch of ponatinib in the United States. In addition, Mr. Duvall has contributed to the long-range planning of our product candidates through the integration into that planning process of key commercial considerations that impact the potential future value of our product candidates.

Based on the assessment of his 2011 performance, in March 2012, the Compensation Committee approved an annual performance award of $51,000 and a long-term equity incentive award of 7,000 performance shares, 5,000 restricted stock units and 10,000 stock options to Mr. Duvall. These awards were all prorated for Mr. Duvall for the period of time during 2011 that he was employed by the Company. Mr. Duvall’s annual performance award on an annualized basis was approximately 40% of his base salary in 2011, which was approximately 100% of his target award. The long-term equity incentive award of 7,000 performance shares, 5,000 restricted stock units and 10,000 stock options equated on an annualized basis to approximately 100% of the target award for Mr. Duvall for 2011 performance and had a grant date fair value of approximately $290,000. The number of performance shares ultimately issued to Mr. Duvall may be greater than or less than this award based on the timing of EMA approval of ponatinib. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the scope of his responsibilities as Senior Vice President, Commercial Operations.

Dr. Haluska. In March 2011, the Compensation Committee approved a merit increase of approximately 8% to Dr. Haluska’s 2010 base salary (to $375,000 in 2011), effective as of January 1, 2011. In March 2012, the Compensation Committee approved an increase of approximately 7% to Dr. Haluska’s 2011 base salary (to $400,000 in 2012), effective as of January 1, 2012. This increase reflects a merit increase of approximately 5% related to his performance for 2011, plus a market adjustment of approximately 2% to align his base salary with that of the our current peer group.

The Compensation Committee determined that Dr. Haluska’s performance in 2010 and 2011 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Dr. Haluska led the management of all aspects of our clinical trials, including the pivotal PACE clinical trial of ponatinib which will be the basis for the planned submission of a new drug application with the FDA and a marketing authorization application with the EMA in 2012.

Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $145,000 and a long-term equity incentive award of 25,500 performance shares, 25,500 restricted stock units and 44,500 stock options to Dr. Haluska. Dr. Haluska’s annual performance award was approximately 42% of his base salary in 2010, which was approximately 140% of his target award. The long-term equity incentive award of 25,500 performance shares, 25,500 restricted stock units and 44,500 stock options equated to approximately 140% of the target awards for Dr. Haluska for 2010 performance and had a grant date fair value of approximately $650,000. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the scope of his responsibilities as Senior Vice President, Clinical Research and Development and Chief Medical Officer

Based on the assessment of his 2011 performance, in March 2012, the Compensation Committee approved an annual performance award of $195,000 and a long-term equity incentive award of 20,000 performance shares, 18,000 restricted stock units and 38,000 stock options to Dr. Haluska. Dr. Haluska’s annual performance award was approximately 52% of his base salary in 2011, which was approximately 130% of his target award. The long-term equity incentive award of 20,000 performance shares, 18,000 restricted stock units and 38,000 stock options equated to approximately 100%, 130% and 130%, respectively, of the target awards for Dr. Haluska for 2011 performance and had a grant date fair value of approximately $995,000. The number of performance shares ultimately issued to Dr. Haluska may be greater than or less than this award based on the timing of EMA approval of ponatinib. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the scope of his responsibilities as Senior Vice President, Clinical Research and Development and Chief Medical Officer.

TAX DEDUCTIBILITY OF COMPENSATION

Section 162(m) of the Code limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the three most highly compensated executive officers (other than the chief executive officer or chief financial officer). Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan, which is performance related, non-discretionary and has been approved by shareholders. In its deliberations the Compensation Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Compensation Committee considers commensurate with their responsibilities and achievements. Our 2006 Long-Term Incentive Plan permits the issuance of performance-based stock awards that would be compliant with Section 162(m). In 2012, we have included performance-based stock awards that are intended to comply with Section 162(m) in our annual equity-based compensation awards to our officers. We have not adopted a policy that all executive compensation be fully deductible.

MIX OF DIRECT COMPENSATION COMPONENTS

As our executive officers have increasing responsibility for and impact on our results, we place greater emphasis on variable, performance-based compensation and longer term compensation vehicles in the form of equity awards and deferred performance awards.

We do not have specific policies nor do we use formulas to determine a mix of total compensation. We intend for total compensation to vary based on our progress towards achievement of corporate, departmental and team objectives, as well as individual performance goals. For fiscal 2011, performance awards and long-term equity incentive awards represent over 70% of the total direct compensation (excluding benefits) on average for our named executive officers.

TOTAL DIRECT COMPENSATION SUMMARY

We believe the total direct compensation paid to our executive officers supports our compensation philosophy and objectives, is positioned at appropriate levels relative to our stage of development and our peer companies, and provides our named executive officers with a competitive total compensation opportunity.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our named executive officers. These employment agreements provide for base salary, performance and long-term equity incentive awards, health, disability, life and other insurance coverage, and other benefits over specified terms of employment. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances other than for “cause,” including in connection with a “change in control.” See the subsection “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” for a description of the agreement terms impacting current compensation and “Potential Payments upon Termination or Change in Control” for a description of applicable severance and change in control benefits.

Our Compensation Committee periodically reviews the principal terms of our employment agreements with our named executive officers in light of our needs and evolving market conditions.

Our Compensation Committee believes that change-in-control and severance arrangements are important parts of the overall compensation program for our named executive officers. Change-in-control provisions help to secure the continued employment and dedication of our executive officers, to reduce any concern that they might have regarding their own continued employment prior to or following a change in control, and to promote a continuity of management during a corporate transaction. Severance arrangements are used primarily to attract, retain and motivate individuals with the requisite experience and ability to drive our success. Severance arrangements also serve, in part, as consideration to secure commitments from our executive officers not to compete with us after termination of their employment.

Compensation Committee Policy Regarding Change in Control Severance Payments

Effective April 2010, our Compensation Committee adopted a policy that restricts our Company from entering into any future agreement that provides an executive officer with a severance payment following a change in control of our Company, except in the case of a double trigger termination event. In addition, the policy also restricts our Company from entering into any future agreement that provides an executive officer with the right to receive excise tax gross-ups following a change in control, except in unusual circumstances where the Compensation Committee believes that accommodations have to be made to recruit a new executive officer to our Company. In those circumstances, the excise tax gross-up will be limited to a double trigger termination event and such provision will terminate no later than three years from the date of the agreement. The employment agreements for the hiring of the new executives in 2011 comply with this policy.

Summary Compensation Table

The following table sets forth the compensation paid to or accrued on behalf of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, whom we refer to collectively as our named executive officers, during the fiscal years ended December 31, 2009, 2010 and 2011.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Harvey J. Berger, M.D.	2011	$663,923	$372,000	$1,530,765	$1,264,736	$ 28,234	$3,859,658
Chairman, Chief Executive Officer, and President	2010	631,152	—	1,446,840	—	53,101	2,131,093
	2009	607,500	—	513,500	—	80,590	1,201,590

Timothy P. Clackson, Ph.D.	2011	417,000	300,000	304,980	390,918	25,378	1,438,277
President of Research and Development, Chief Scientific Officer	2010	378,142	165,000	377,200	97,272	27,821	1,045,435
	2009	350,000	168,000	120,120	44,613	30,559	713,291

Edward M. Fitzgerald	2011	397,308	179,000	304,980	390,918	23,163	1,295,369
Executive Vice President, Chief Financial Officer and Treasurer	2010	369,961	160,000	318,160	97,272	25,073	970,466
	2009	348,000	143,000	102,960	—	32,191	626,152

Martin J. Duvall	2011	108,154	51,000	257,000	738,620	2,769	1,157,543
Senior Vice President, Commercial Operations

Frank G. Haluska, M.D., Ph.D.	2011	373,885	195,000	199,410	255,822	14,469	1,038,765
Senior Vice President, Chief Medical Officer

(1)

The amounts included under “Bonus” for the years 2009 and 2010 reflect deferred performance awards under our 2005 Executive Compensation Plan granted in April 2011 in respect of performance for the year ended December 31, 2010; and in March 2010 in respect of performance for the year ended December 31, 2009. The awards for 2010 and 2009 performance vest 33 1/3% on each anniversary of the award date, subject to the executive remaining employed on such date, and will be payable in installments on the second and third anniversary of the grant for the 2010 awards and the third and fourth anniversary of the grant date for the 2009 award, subject to later payments at the executive’s election. The amounts in this column for 2011 reflect awards granted in March 2012 in respect of performance for 2011, which are payable in the case of Dr. Berger as to 100% on April 10, 2012 and in the case of the other officers as to 50% on April 10, 2012 with the remaining 50% deferred under our 2005 Executive Compensation Plan, payable on April 10, 2013. See “Non-qualified Deferred Compensation in 2011” located elsewhere in this proxy statement for more details.

(2)	The amounts included under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value for stock awards and option awards granted during fiscal years 2011, 2010, and 2009, respectively, computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair value of the stock awards and option awards are set forth in the note to our audited consolidated financial statements titled “Stock-Based Compensation” included in our Annual Report on Form 10-K for the respective fiscal year. The fair value of performance shares awarded in 2011 was determined to be $0 and therefore is not included in the table. The grant date fair value of performance shares assuming the maximum potential value is achieved is $997,500 for Dr. Berger; $304,980 for Dr. Clackson; $304,980 for Mr. Fitzgerald; and $199,410 for Dr. Haluska. Mr. Duvall did not receive a performance share award in 2011.

(3)	Amounts included under “All Other Compensation” for 2011 consist of: (i) matching contributions to our defined contribution retirement savings plan ($7,350 for each of Dr. Berger, Dr. Clackson, and Mr. Fitzgerald, and $0 for Mr. Duvall and Dr. Haluska); and (ii) other compensation ($20,884 for Dr. Berger, $18,028 for Dr. Clackson, $15,813 for Mr. Fitzgerald, $2,769 for Mr. Duvall, and $14,649 for Dr. Haluska) consisting of the cost of supplemental long-term disability and long-term care insurances, an annual auto allowance, and tax preparation services for each of the named executive officers.

Grants of Plan-Based Awards in 2011

The following table shows information regarding grants of equity awards that were made during the year ended December 31, 2011 to each of our named executive officers. All awards were made under our 2006 Long-Term Incentive Plan. There were no grants of non-equity incentive plan awards to our named executive officers during 2011.

	Grant Date	Date of Board Action	Estimated Future Payouts Under Equity Incentive Plan Awards: Target	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(1)
Harvey J. Berger, M.D.	04/01/11	03/30/11			220,000(6)	$7.82	$1,264,736
	04/01/11	03/30/11		125,000(2)			$977,500
	04/01/11	03/30/11	125,000(3)				—
	04/01/11	03/30/11		70,750(4)			$553,265
Timothy P. Clackson, Ph.D.	04/01/11	03/30/11			68,000(6)	$7.82	$390,918
	04/01/11	03/30/11		39,000(2)			$304,980
	04/01/11	03/30/11	39,000(3)				—
Edward M. Fitzgerald	04/01/11	03/30/11			68,000(6)	$7.82	$390,918
	04/01/11	03/30/11		39,000(2)			$304,980
	04/01/11	03/30/11	39,000(3)				—
Martin J. Duvall	09/19/11	09/19/11			100,000(7)	$10.28	$738,620
	09/19/11	09/19/11		25,000(5)			$257,000
Frank G. Haluska, M.D., Ph.D.	04/01/11	03/30/11			44,500(6)	$7.82	$255,822
	04/01/11	03/30/11		25,500(2)			$199,410
	04/01/11	03/30/11	25,500(3)				—

(1)	The grant date fair values of the awards have been determined in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of these awards are set forth in Note 11 to our audited financial statements for the year ended December 31, 2011 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012.

(2)

These awards are in the form of restricted stock units that vest as to 33 1/3% of the awards on each of April 1, 2012, 2013 and 2014 provided that the executive is then employed with us, at which times the underlying shares of common stock will be delivered to the recipient, subject to the terms of the recipient’s executive employment agreement.

(3)	These awards are in the form of performance shares that will vest upon obtaining regulatory approval from the FDA to market our product candidate, ponatinib, prior to the end of 2016 provided that the executive is then employed with us, with vesting schedules dependent on when prior to the end of 2016 such approval is obtained.

(4)	This award is in the form of common stock and was subject to the right by ARIAD to repurchase such shares until February 15, 2012. These shares were earned by Dr. Berger based on his performance in 2010.

(5)	This award is in the form of restricted stock units that vest as to 100% of the award on September 19, 2013 provided that the executive is then employed with us, at which time the underlying shares of common stock will be delivered to the recipient.

(6)	These awards are in the form of stock options that vest as to 33 1/3% of the awards on each of April 1, 2012, 2013 and 2014 provided that the executive is then employed with us.

(7)	This award is in the form of stock options that vest as to 25% of the awards on each of September 19, 2012, 2013, 2014 and 2015 provided that the executive is then employed with us.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment agreements with our named executive officers provide for base salary as may be adjusted annually, annual bonus opportunities, participation in our benefit plans, the opportunity to receive equity awards, and post-termination benefits and obligations.

Dr. Berger’s employment agreement, as currently in effect, has a term that expires on December 31, 2013, subject thereafter to automatic renewal for successive three-year terms absent notice to the contrary by either party, and following a change in control (as defined in the agreement), until the later of the expiration of the then current term or the second anniversary of the date on which the change in control occurs. The employment agreements with our other named executive officers provide for initial terms expiring on the dates indicated below, subject thereafter to automatic renewal for successive one-year terms absent notice to the contrary by either party.

Expiration of Initial Term of Employment Agreement

Timothy P. Clackson, Ph.D.	June 30, 2013
Edward M. Fitzgerald	June 30, 2013
Martin J. Duvall	December 31, 2013
Frank G. Haluska, M.D., Ph.D.	December 31, 2012

Each employment agreement specifies a minimum level of base salary for the executive, but gives our Compensation Committee authority to increase the executive’s base salary from time to time.

Dr. Berger’s employment agreement, as currently in effect, provides that we shall pay him a discretionary target cash bonus of fifty percent of his then current salary, with the actual amount determined by our Board. As set forth in the Compensation Discussion and Analysis under the headings “Process for Determining Executive Compensation,” “Compensation Actions” and “Compensation of our Chief Executive Officer,” this target was increased to 75% in 2012 for performance in 2011 and we paid Dr. Berger in excess of these targets based on his performance. For 2009 and 2010, the Board awarded shares of our common stock to Dr. Berger instead of cash bonuses or deferred compensation awards. For 2011, the Board awarded half of the value of his in the form of shares of common stock and the remainder in the form of cash.

The employment agreements for the other named executive officers provide for discretionary bonuses of up to thirty percent of their then current salaries, payable in the form of stock options, stock awards, restricted stock units, deferred compensation or cash, as determined by our Board. As set forth in the Compensation Discussion and Analysis under the headings “Process for Determining Executive Compensation,” “Compensation Actions” and “Compensation of the Other Named Executive Officers,” the Compensation Committee revised the target levels of such awards in 2012 for performance in 2011 to 45% for executive vice presidents and 35% for other executive officers and we paid each of our other named executive officers at or in excess of their target amount based on their performance. Payment of all bonuses awarded to such officers for 2009, 2010, and 2011 have been in cash with full or partial deferral under the terms of our 2005 Executive Compensation Plan, except that half of the bonus for 2011 performance was paid immediately.

In 2011, we awarded performance shares to Dr. Berger, Dr. Clackson, Mr. Fitzgerald and Dr. Haluska. The performance shares will vest only if we obtain regulatory approval from the FDA to market ponatinib prior to the end of 2016. If such approval is obtained on or before December 31, 2014, the performance shares will vest 50% on the date of approval and 50% one year thereafter. If such approval is obtained after December 31, 2014 but before December 31, 2016, the performance shares will vest 100% on the date of approval. If such approval is not obtained prior to December 31, 2016, the performance shares will terminate and have no value.

The employment agreements also provide that each executive is entitled to, among other things, participation in any incentive, stock award or bonus plan, pension, group insurance, and fringe benefits on the same basis as executives at a comparable level; group health, disability and life insurance; paid vacation; an auto allowance of $750 per month (increased to $1,000 per month in 2012); standard tax preparation and planning services; reimbursement of business expenses; indemnification and directors’ and officers’ insurance coverage; and for executives who had received credit under our sabbatical policy prior to its termination in 2008, a lump sum payment upon termination of employment in good standing equal to three months of their base salary for each sabbatical that was fully earned under the policy. In addition, Dr. Berger’s employment agreement provides him with medical malpractice insurance with coverage reasonably satisfactory to Dr. Berger and legal costs to enforce the employment agreement on an as-incurred basis subject to repayment if we prevail.

The employment agreements with our named executive officers also provide for severance payments upon termination of employment by us without cause, termination by the executive for material breach of the agreement by us, non-renewal (for Dr. Berger only) or termination in connection with a change in control. Dr. Berger’s agreement also provides for a tax gross-up in the event that any amounts payable by us or our successor are subject to excise taxes under Sections 280G and 4999 of the Code. See “Potential Payments upon Termination or Change in Control” for a description of these provisions in the employment agreements.

Outstanding Equity Awards at December 31, 2011

The following table lists the outstanding equity awards at December 31, 2011 for each of the named executive officers:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#): Exercisable(1)		Number of Securities Underlying Unexercised Options (#): Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Values of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
Harvey J. Berger, M.D.	24,691		—		4.05	06/13/12
	150,000		—		5.23	09/09/14
	150,000		—		7.56	10/04/15
	240,000		—		4.64	03/06/17
	25,000	(3)	—		4.49	04/16/17
			220,000	(4)	7.82	04/01/21
							160,000	(5)	1,960,000
							195,333	(6)	2,392,829
							125,000	(7)	1,531,250
							70,750	(8)	866,688
										125,000	(14)	1,531,250

Timothy P. Clackson, Ph.D.	25,000		—		4.05	06/13/12
	50,000		—		4.19	06/18/12
	33,000		—		3.90	08/15/13
	7,500		—		6.39	09/23/13
	20,000		—		7.44	06/23/14
	55,000		—		5.23	09/09/14
	57,500		—		7.56	10/04/15
	100,000		—		4.49	04/16/17
	25,000	(3)	—		2.62	12/18/19
	10,000		30,000	(9)	3.25	06/24/20
			68,000	(4)	7.82	04/01/21
							91,000	(5)	1,114,750
							76,666	(6)	939,159
							39,000	(7)	477,750
										39,000	(14)	477,750

Edward M. Fitzgerald	100,000		—		4.63	05/06/12
	33,000		—		3.90	08/15/13
	50,000		—		5.23	09/09/14
	60,000		—		7.56	10/04/15
	100,000		—		4.49	04/16/17
	10,000		30,000	(9)	3.25	06/24/20
			68,000	(4)	7.82	04/01/21
							78,000	(5)	955,500
							64,666	(6)	792,159
							39,000	(7)	477,750
										39,000	(14)	477,750

Martin J. Duvall	—		100,000	(10)	10.28	9/19/21	25,000	(11)	306,250

Frank G. Haluska, M.D., Ph.D.	40,000		—		4.34	12/12/17
	22,500		7,500	(12)	2.39	06/12/18
	3,750		11,250	(13)	3.25	06/24/20
			44,500	(4)	7.82	04/01/21
							30,000	(5)	367,500
							26,666	(6)	326,659
							25,500	(7)	312,375
										25,500	(14)	312,375

(1)	Options have ten-year terms. Unless otherwise indicated, the options reported in this table vest 25% per year over the four-year period following the date of grant, provided that the option holder is still an employee of ARIAD.

(2)	The market value of the stock awards is determined by multiplying the number of shares by $12.25, the closing price of our common stock on The NASDAQ Global Market on December 30, 2011, the last business day of our most recently completed fiscal year.

(3)	These options were granted pursuant to our program to grant options to employees and directors upon reaching ten or fifteen years of service with ARIAD. These options are fully vested upon grant and have a term of ten years.

(4)	These options vest as to 33 1/3 % of the balance of the award on each of April 1, 2012, 2013 and 2014.

(5)	These restricted stock units vested as to 100% of the award on March 10, 2012, at which time the underlying shares of common stock were delivered to the recipient.

(6)	These restricted stock units vest as to 50% of the balance of the award on each of March 22, 2012 and 2013, at which times the underlying shares of common stock were delivered and will be delivered to the recipient so long as the recipient is still an employee of ARIAD.

(7)	These restricted stock units vest as to 33 1/3% of the award on each of April 11, 2012, 2013 and 2014.

(8)	This restricted stock award vests as to 100% of the award on February 15, 2012.

(9)	These options vest as to 33 1/3% of the balance of the award on each of June 24, 2012, 2013 and 2014.

(10)	These options vest as to 25% of the balance of the award on each of September 19, 2012, 2013, 2014 and 2015.

(11)	These restricted stock units vest as to 100% of the award on September 19, 2013.

(12)	These options vest as to 100% of the balance of the award on June 12, 2012.

(13)	These options vest as to 33 1/3% of the balance of the award on each of June 24, 2012, 2013 and 2014.

(14)	These performance shares vest only if we obtain regulatory approval from the FDA prior to December 31, 2016 to market ponatinib in the United States.

Option Exercises and Stock Vested in 2011

The following table contains information regarding option exercises and stock awards that vested during the year ended December 31, 2011 held by our named executive officers.

	Option Awards		Stock Awards
	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Harvey J. Berger, M.D.	20,837	$165,446	104,000(2)	$807,040
			97,667(3)	624,092
Timothy P. Clackson, Ph.D.	60,000	180,000	52,000(2)	403,520
			38,334(3)	244,954
Edward M. Fitzgerald			52,000(2)	403,520
			32,334(3)	206,614
Frank G. Haluska, M.D., Ph.D.			13,334(3)	85,204

(1)	Value represents the market value of a share of our common stock at the time of exercise minus the exercise price per share of the option, multiplied by the number of shares acquired upon exercise.

(2)	This represents shares of restricted stock units granted on April 11, 2008, which became fully vested on April 11, 2011. The value realized is calculated by multiplying the number of vested shares times $7.76, the closing price of our common stock on April 11, 2011.

(3)

This represents shares of restricted stock units granted on March 22, 2010 that vested 33 1/3% on March 22, 2011. The value realized is calculated by multiplying the number of shares times $6.39, the closing price of our common stock on March  22, 2011.

Non-qualified Deferred Compensation in 2011

The following table contains information about the participation of our named executive officers in our 2005 Executive Compensation Plan during and as of the year ended December 31, 2011. Dr. Berger does not participate in this plan.

Name	Executive Contributions ($)	Registrant Contributions ($)(1)	Aggregate Earnings ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Year End ($)
Timothy P. Clackson, Ph.D.		150,000	41,032	(106,948)	973,784
Edward M. Fitzgerald		89,500	37,182	(101,755)	835,473
Martin J. Duvall		25,500	—	—	25,500
Frank G. Haluska, M.D., Ph.D.		97,500	14,515	—	483,660

(1)	Represents amounts awarded in April 2012 in respect of performance for the year ended December 31, 2011. These amounts are reported in the “Bonus” column of the Summary Compensation Table for fiscal year 2011, located elsewhere in this proxy statement, and are required to be deferred by their terms.

(2)	No portion of the amounts listed in the “Aggregate Earnings” column was reported as compensation in 2011 in the Summary Compensation Table.

The 2005 Executive Compensation Plan is an unfunded, non-qualified, deferred compensation plan and is intended to comply with the requirements of Section 409A of the Code. The Compensation Committee may from time to time in its sole discretion allow participants to defer payment of part of their compensation under the 2005 Executive Compensation Plan on a pre-tax basis. In addition, the Compensation Committee may elect to issue awards under the 2005 Executive Compensation Plan to participants either as performance-based awards or on an ad hoc basis. Deferred amounts are subject to certain vesting requirements (other than for salary deferrals) and payment provisions as specified at the time of the deferral. Our Compensation Committee, in its sole discretion, determines the terms of awards, including the acceleration or modification of vesting terms. Amounts that are not vested as of the time of a participant’s separation from service are forfeited, subject to the terms of the participant’s executive employment agreement. Vesting of unvested amounts may be accelerated in connection with a change in control at the Compensation Committee’s discretion. The value of amounts deferred under the 2005 Executive Compensation Plan is increased or decreased over time based on the actual total return of specified mutual funds. Participants may choose to receive payment of their vested benefits in either a lump sum or annual installments (but not to exceed twenty years) at either a specified date, upon the first anniversary of their separation from service, or the earlier of these two dates. A participant may subsequently change the form of payment or elect to defer the timing of payment, within certain limits, provided the change is elected at least twelve months before the previously scheduled date for commencement of payment. Any changes to the timing of payment must be deferred for at least five additional years.

Potential Payments upon Termination or Change in Control

Chief Executive Officer

The following is a summary of the severance and change in control benefits provided to Dr. Berger, our Chief Executive Officer, under the terms of his employment agreement as amended in April 2010.

EMPLOYMENT TERMINATION WITHOUT CAUSE

If we terminate Dr. Berger’s employment without “cause” or Dr. Berger terminates his employment for “good reason,” each as defined below, we are obligated to:

•	Accelerate the vesting of all stock options, stock grants, and similar equity rights and provide for continued exercisability of all awards through their original terms with all rights, and

•

Make a cash lump sum payment equal to the sum of three times the executive’s then current annual salary and three times the bonus amount paid for the preceding year, provided that such bonus amount shall not be less than 50% of the executive’s salary.

“Cause” for purposes of Dr. Berger’s employment agreement consists of:

•	Willful neglect of duties following written notice and a 30-day opportunity to correct,

•	Conviction of a felony involving moral turpitude, or

•	Any act of fraud or embezzlement involving us or any of our affiliates.

Any determination of cause requires at least a two-thirds vote of the entire Board.

Termination for “good reason” for purposes of Dr. Berger’s employment agreement consists of:

•	A material reduction of duties or authority that continues for 30 days,

•	An uncured material breach of the employment agreement or any other material agreement with the Company that continues for 30 days,

•	A “Change in Control” (as defined below) occurs and Dr. Berger is not the chief executive officer of the surviving corporation,

•	Dr. Berger is no longer elected to our Board, named as Chairman and designated as our chief executive officer,

•	Dr. Berger ceases to be our highest ranking executive with the power to appoint and remove all other ARIAD employees,

•	A person other than Dr. Berger or a person designated by Dr. Berger is elected ARIAD’s president,

•

The retention of any senior executive officer by ARIAD, or an offer to pay compensation to any senior executive officer that in either case is unacceptable to Dr. Berger, in his reasonable judgment, or

•	We file for bankruptcy or similar proceedings or an involuntary petition is commenced against us.

NON-RENEWAL

If we do not renew Dr. Berger’s employment agreement at the end of its term, we are obligated to make a lump sum cash payment equal to two times his then current annual salary and accelerate the vesting of all stock options, stock grants and similar equity rights and provide for continued exercisability of all awards through their original terms with all rights. Any determination not to renew Dr. Berger’s employment requires at least a two-thirds vote of the entire Board.

MEDICAL COVERAGE

Dr. Berger’s employment agreement requires us to continue providing medical coverage in all group health plans for the maximum COBRA continuation period at our expense following any termination of employment other than for death.

CHANGE IN CONTROL

Dr. Berger’s employment agreement provides that in the event of a “Change in Control” (as defined in this subsection), all stock, stock option, stock award and similar equity rights granted to him shall immediately vest and remain fully exercisable through their original term with all rights.

In addition, Dr. Berger has the right to terminate his employment agreement for “good reason” if a Change in Control occurs and he is not the chief executive officer of the surviving corporation, in which case we will pay Dr. Berger the same benefits as if we had terminated his employment without cause. Dr. Berger’s agreement also provides that, following a Change in Control, his term of employment will continue until the later of the existing term or two years and one day following the Change in Control.

A tax gross-up will be paid on Dr. Berger’s behalf if any amounts payable by us (or our successor) become subject to excise taxes under Sections 280G and 4999 of the Code.

Generally, pursuant to Dr. Berger’s employment agreement, a Change in Control occurs if:

•	Any person makes a tender or exchange offer for our common stock pursuant to which such person acquires 40% or more of our issued and outstanding common stock,

•

A merger or consolidation of ARIAD, other than a merger or consolidation of ARIAD in which our voting securities prior to the transaction continue to represent more than 50% of the total voting power of the surviving corporation, or the sale or disposition of all or substantially all of our assets, or

•	Any person acquires more than 40% of our issued and outstanding voting securities.

The following table sets out the estimated potential payments upon termination or a Change in Control for Dr. Berger, based on the assumptions discussed above and assuming such event occurred on December 31, 2011.

Dr. Berger

Payments and Benefits	Voluntary termination or termination for Cause	Non- Renewal	Termination by ARIAD Without Cause or by the Executive with Good Reason Absent a Change-in- Control	Death, Disability or Acceleration of Vesting upon Change- in-Control without Termination	Termination by ARIAD without Cause or by the Executive with Good Reason Following a Change-in- Control

Severance benefits:
Lump sum payment	$—	$1,330,400	$3,654,600	n/a	$3,654,600
Healthcare benefits	33,432	33,432	33,432	n/a	33,432
Acceleration of stock awards:
Market value of stock vesting on termination (1)	—	8,389,929	8,389,929	8,389,929	8,389,929
280G Tax Gross-Up (2)	n/a	n/a	n/a	n/a	1,820,682

Total Payment	$33,432	$9,753,761	$12,077,961	$8,389,929	$13,898,643

(1)	Amounts do not include the value associated with vested stock options. Information about all stock options and unvested restricted shares held by Dr. Berger as of December 31, 2011 is included in the “Outstanding Equity Awards at December 31, 2011” table.

(2)	Based on the assumptions set forth above, Dr. Berger’s payments will result in a tax gross-up payment to him. The amount of the tax gross-up, if any, that would arise would depend upon the facts and circumstances at the time of a change-in-control and any related employment termination.

The amounts in the table do not include the value of the lump sum payment ($498,800) upon termination of employment in good standing for amounts previously earned under our now terminated sabbatical policy, as described in subsection “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Other Named Executive Officers

The following is a description of the potential payments upon termination or change in control with respect to the named executive officers other than Dr. Berger:

EMPLOYMENT TERMINATION WITHOUT CAUSE

If we terminate the employment of a named executive officer other than Dr. Berger without cause, we are obligated to continue payment of the executive’s then current salary for a period of twelve months following the effective date of termination (six months for Dr. Haluska); accelerate vesting of all stock, stock options, stock awards, and similar equity awards and deferred compensation awards granted to the executive that would have otherwise vested during the remaining term of that executive’s contract, subject to the normal post termination exercise period; and continue payment of all benefits covered under COBRA for up to one year.

“Cause” for purposes of the other named executive officers’ employment agreements consists of:

•	The officer’s failure to perform any of his material duties,

•	The conviction of the officer of any felony,

•	Commission of any crime related to the officer’s employment with the Company,

•	Violation of any law or regulation related to our business,

•	Conduct that could result in unfavorable publicity for us in a material way,

•	Unprofessional conduct inconsistent with the officer’s position with the Company,

•	Failure to comply with our written policies, or

•	Breach of the terms of the employment agreement.

The executive officer has a right to cure any conduct that constitutes cause, if curable, within 30 days after receiving written notice.

For purposes of determining payments upon termination, a termination of the employment agreement by the named executive officer due to an uncured breach by us of the employment agreement is treated as a termination of the executive’s employment without cause.

NON-RENEWAL

If we do not renew the employment agreement of a named executive officer other than Dr. Berger, no severance benefit is payable.

CHANGE IN CONTROL

In the event of a consummation of a “Change in Control” (as defined in this subsection), if within one year following such occurrence the Company terminates the executive officer’s employment without cause or the executive officer resigns for good reason, we are obligated to accelerate the vesting of all stock options, stock grants and similar equity rights and deferred compensation awards and provide for continued exercisability of all awards through their original terms with all rights. We are also obligated to continue to pay the named executive officer their then current salary for a period of 24 months from the effective date of termination (twelve months for Dr. Haluska). Good reason means the involuntary relocation of more than 25 miles, the material breach of the employment agreement by the Company, or the material diminution of the officer’s responsibilities, which situation remains uncured within a specified timeframe after notice.

The Change in Control definition with respect to the employment agreements for the other named executive officers is the same as the employment agreement for Dr. Berger.

The following tables set out the estimated potential payments upon termination or a change in control for Dr. Clackson, Mr. Fitzgerald, Mr. Duvall, and Dr. Haluska, based on the assumptions following the table and assuming such event occurred on December 31, 2011. The total of continued payments in the case of termination by ARIAD without cause in the tables below reflect the remaining terms of the employment agreements with each of these executives. The footnotes to all of the tables follow the last table.

Dr. Clackson

Payments and benefits	Voluntary Termination or Termination for Cause (1)	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach		Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control

Severance benefits:
Total of continued payments	$—	$—	$418,000		$836,000
Healthcare benefits	—	22,626	22,626		33,938
Non-qualified benefits (2)	—	—	800,171		973,784
Acceleration of stock awards:
Market value of stock vesting on termination (3)	—	1,642,488	3,230,985	(4)	3,580,649	(5)

Total Payment	$—	$1,665,113	$4,471,782		$5,424,371

Mr. Fitzgerald

Payments and benefits	Voluntary Termination or Termination for Cause (1)	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach		Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control

Severance benefits:
Total of continued payments	$—	$—	$398,000		$796,000
Healthcare benefits	—	22,626	22,626		33,938
Non-qualified benefits (2)	—	—	682,139		835,473
Acceleration of stock and option awards:
Market value of stock and option vesting on termination (3)	—	1,437,398	2,924,735	(4)	3,274,399	(5)

Total Payment	$—	$1,460,024	$4,027,500		$4,939,810

Mr. Duvall

Payments and benefits	Voluntary Termination or Termination for Cause (1)	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach		Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control

Severance benefits:
Total of continued payments	$—	$—	$388,000		$776,000
Healthcare benefits	—	22,626	22,626		33,938
Non-qualified benefits (2)	—	—	25,500		25,500
Acceleration of stock awards:
Market value of stock vesting on termination (3)	—	57,104	404,750	(4)	503,250	(5)

Total Payment	$—	$79,730	$840,876		$1,338,688

Dr. Haluska

Payments and benefits	Voluntary Termination or Termination for Cause (1)	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach		Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control

Severance benefits:
Total of continued payments	$—	$—	$187,500		$375,000
Healthcare benefits	—	8,085	8,085		12,128
Non-qualified benefits (2)	—	—	126,923		438,660
Acceleration of stock and option awards:
Market value of stock and option vesting on termination (3)	—	654,400	1,120,741	(4)	1,691,244	(5)

Total Payment	$—	$662,485	$1,443,249		$2,517,032

(1)	Does not include the value of vested non-qualified deferred compensation benefits under our deferred compensation plans. The value of these benefits as of December 31, 2011 is set forth in the section above entitled “Non-qualified Deferred Compensation in 2011.”

(2)	This amount represents the estimated value of unvested deferred compensation under our 2005 Executive Compensation Plan that would vest upon such a termination.

(3)	Reflects the market value of unvested stock options, restricted stock units and performance shares as of December 31, 2011 that would vest upon such a termination. Does not include the value associated with vested options. Information about stock options and unvested restricted stock units as of December 31, 2011 is included in the “Outstanding Equity Awards at December 31, 2011” table.

(4)	Includes the market value at December 31, 2011 of performance shares assuming the performance objective is achieved within the remaining term of the executive’s employment. There can be no assurance that the performance objective will be achieved within the remaining term of employment in which case the value to the executive would be zero.

(5)	Includes the market value at December 31, 2011 of performance shares, the vesting of which would be accelerated upon a change in control.

The amounts in the above tables do not include the value of the lump sum payments payable upon termination in good standing to Dr. Clackson ($104,500) and Mr. Fitzgerald ($99,500) for amounts previously earned under our now terminated sabbatical policy, as described in the “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” above. The amounts in the above tables also do not reflect any reduction in payments related to the modified economic cutback provisions in the executive officers’ employment agreements that may apply on or after a change-in-control.

Assumptions Regarding Post Termination Payment Tables

Except as otherwise specifically noted above, the tables presented on the preceding pages were prepared as though each named executive officer’s employment was terminated on December 30, 2011 using the closing price of our common stock on that date ($12.25). We are required by the SEC to use these assumptions. With those assumptions taken as a given, we believe that the remaining assumptions listed below, which are necessary to produce these estimates and reflect solely our interpretation of our contractual obligations, are reasonable in the aggregate. However, the executives’ employment was not terminated on December 31, 2011, and a change in control did not occur on that date. There can be no assurance that a termination of employment, a change in control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price of our common stock, or if any assumption is not correct in fact.

The following assumptions were used for these tables.

•	Base amount calculations for Section 280G tax gross-up are based on Dr. Berger’s taxable wages (Form W-2, Box 1) for the years 2007 through 2011.

•

Dr. Berger was assumed to be subject to the maximum federal and Massachusetts income and other payroll taxes, aggregating to a net combined effective tax rate of 39.6% when calculating the excise tax gross-up.

•	For Dr. Berger, stock options and restricted stock units vested on December 31, 2011 with respect to a change in control or a termination of employment without cause by us, death or disability.

•

Restricted stock, restricted stock units, stock options and performance shares that become vested due to a change in control or termination of employment are valued in the tables above based on their intrinsic value on December 30, 2011 (i.e., the difference between the stock’s fair market value and the exercise or purchase price, if any).

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2011:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)

Equity Compensation Plans Approved by Securityholders	10,166,355	(1)	$3.79	3,402,503	(2)

Equity Compensation Plans not Approved by Securityholders	N/A		N/A	N/A

Total	10,166,355	(1)		3,402,503	(2)

(1)	Consists of options to purchase 2,442,413 shares of common stock granted under our 2001 Stock Plan, and options to purchase 4,938,916 shares of common stock and 2,785,026 restricted stock units granted under our 2006 Long-Term Incentive Plan.

(2)	Consists of 2,818,832 shares available for issuance under our 2006 Long-Term Incentive Plan, as amended, and 583,671 shares available for issuance under our 1997 Employee Stock Purchase Plan, as amended. Does not include the additional 14,000,000 shares under the 2006 Long-Term Incentive Plan that would be available for issuance if Proposal 2 is approved at the Annual Meeting.

At March 31, 2012, options to purchase 10,596,606 shares of common stock were outstanding under our 2001 Stock Plan and our 2006 Long-Term Incentive Plan, and an additional 193,068 shares were available for future awards under our 2006 Long-Term Incentive Plan. The weighted average exercise price for outstanding options and other stock grants at March 31, 2012 was $5.78.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to ARIAD’s audited financial statements for the year ended December 31, 2011. The information contained in this report should not be deemed “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that ARIAD specifically incorporates it by reference into that filing.

Our executive management is responsible for our financial statements, financial reporting process and internal accounting, financial reporting, and disclosure controls. Our independent registered public accounting firm is responsible for performing an audit of our annual consolidated financial statements and expressing an opinion as to the fair presentation of such financial statements in conformity with generally accepted accounting principles, performing an audit of our system of internal control over financial reporting and expressing an opinion on the effectiveness thereof based on its audit, reviewing our quarterly consolidated financial statements, and other procedures as approved by the Audit Committee. The Audit Committee is responsible for overseeing and reviewing these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the presentations made by management and the independent registered public accounting firm.

In connection with fulfilling its responsibilities with respect to our consolidated financial statements for the year ended December 31, 2011, the Audit Committee reviewed and discussed the audited financial statements and related footnotes and other disclosures with management and the independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The Audit Committee also reviewed with management our financial reporting processes and internal accounting, financial reporting and disclosure controls, including those related to compliance with legal and regulatory requirements that affect its financial reporting and disclosure obligations. This review included discussion with Deloitte regarding the results of its audit of our consolidated financial statements and our system of internal control over financial reporting, as well as the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) AU380, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communication with Audit Committees. The Audit Committee has also reviewed the written disclosures and letter from Deloitte regarding its communications with the Audit Committee concerning independence, as required by the PCAOB, and has discussed with Deloitte its independence from ARIAD. The Audit Committee has considered whether the provision of non-audit services by Deloitte to us is compatible with maintaining Deloitte’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Throughout 2011, the Audit Committee met on a regular basis with management and Deloitte. In these meetings, in addition to the review of the quarterly consolidated financial statements to be included in Forms 10-Q, the Audit Committee reviewed and discussed the critical accounting policies and significant judgments made by management in the preparation of our financial statements, the ongoing review, testing and assessment of the adequacy of internal controls, proposed changes to auditing and accounting principles and practices, and the effect of regulatory and accounting initiatives that may affect us. The Audit Committee also reviewed and approved all audit and non-audit services and the fees related thereto, and addressed other matters as outlined in its charter. In addition, the Audit Committee reviewed and reassessed the adequacy of its charter.

The Audit Committee has reviewed and evaluated the qualifications and performance of Deloitte as our independent registered public accounting firm. Based on this review and evaluation, the Audit Committee has selected Deloitte to serve as our independent registered public accounting firm through the audit of our consolidated financial statements for the year ending December 31, 2012 and system of internal control over financial reporting as of December 31, 2012.

Members of the Audit Committee

Wayne Wilson, Chair	Jay R. LaMarche	Massimo Radaelli, Ph.D.	Robert M. Whelan, Jr.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1

Election of Two Class 3 Directors to Hold Office until the 2015 Annual Meeting

Our certificate of incorporation, as amended, provides that our Board of Directors shall fix the number of directors. Our Board has seven members and is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

Two directors are proposed to be elected at the 2012 annual meeting. The terms of Harvey J. Berger, M.D. and Wayne Wilson expire this year and our Board has nominated both of them for a three-year term that will expire at the annual meeting in 2015. Dr. Berger and Mr. Wilson were last elected by stockholders at the 2009 annual meeting to serve their terms through the 2012 annual meeting.

It is intended that, if no contrary specification is made, the persons named as proxies shall vote for the nominees named below. Our Board of Directors believes that each of the nominees will be available and able to serve as directors, but if for any reason either of the nominees should not be available to stand for election or be able to serve, the proxies received will be voted for substitute nominees to be designated by the Board or, if the Board does not identify substitute nominees, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than two nominees.

Vote Required

A plurality of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to elect the two nominees as Class 3 directors.

Recommendation

The Board of Directors recommends that you vote “FOR” the election of Harvey J. Berger, M.D. and Wayne Wilson, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2

Approval of an Amendment to the 2006 Long-Term Incentive Plan to Increase the Number of Shares of

Common Stock Available for Issuance under the Plan by 14,000,000 Shares

In 2006, our Board of Directors and our stockholders approved the 2006 Long-Term Incentive Plan (the “2006 Plan”). The 2006 Plan allows the Company, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, restricted stock units, performance-based stock awards, stock appreciation rights and other equity-based awards to employees, directors and consultants. The purpose of awards under the 2006 Plan is to attract and retain key individuals, align employee and stockholder interests and closely link compensation with Company performance. In 2009, our Board of Directors and our stockholders approved amendments to the 2006 Long-Term Incentive Plan to increase the maximum number of shares of common stock available for issuance under the 2006 Plan and to remove the limitation on the number of full-value awards issuable under the 2006 Plan, and in 2011 our stockholders re-approved the performance objectives and other applicable provisions in the 2006 Plan for purposes of complying with Section 162(m) of the Code. Our Board of Directors has determined that, in order to continue its policies and practices regarding our equity incentive programs, the number of shares of common stock available for issuance under the 2006 Plan should be increased. Therefore, by written consent dated April 23, 2012, upon recommendation of the Compensation Committee, the Board of Directors approved amending the 2006 Plan to reserve an additional 14,000,000 shares of our common stock for awards under the 2006 Plan, subject to and effective upon approval by our stockholders at the Annual Meeting.

An increase in the number of shares reserved for issuance under the 2006 Plan is being requested at this time because only 193,068 shares remain available for future grants under the 2006 Plan as of March 31, 2012.

The following table summarizes the award activity under the 2006 Plan since its inception in 2006 and the status of awards under the 2006 Plan as of March 31, 2012, prior to the impact of the proposed increase:

Shares reserved	11,500,000
Shares transferred from 2001 Stock Plan	1,624,847
Stock options awarded	(8,562,994)
Stock grants awarded	(6,308,758)
Options and shares forfeited	1,939,973

Shares available for future grant	193,068

Stock options outstanding	6,245,847

Restricted stock units and performance share awards outstanding	2,470,697

Total number of shares of the Company’s common stock outstanding	165,474,108

Upon approval of the 2006 Plan by the stockholders in 2006, the 2001 Stock Plan was terminated so that no additional awards could then be made under the 2001 Stock Plan. Stock options outstanding under that plan at the time of its termination remained valid and outstanding stock options according to the terms of such awards. Any of such outstanding stock options that were or will be subsequently forfeited by the optionees are transferred to the 2006 Plan and become available for future awards. A total of 1,880,062 options currently remain outstanding under the 2001 Stock Plan as of March 31, 2012.

The 2006 Plan contains a number of provisions that we believe are consistent with the interests of shareholders, sound corporate governance practices and our equity compensation philosophy:

•

Continued broad-based eligibility for equity awards with reasonable annual dilution. Our gross annual burn rate, defined as the number of stock options or stock awards granted divided by total common shares outstanding, for 2011, 2010 and 2009 was 2.16%, 2.21% and 2.69%. On average, our three-year average burn rate was 2.35%. This is significantly below the average burn rate of 3.59% for Russell 3000 companies in our Global Industry Classification Standard Group, which covers companies in the pharmaceuticals and biotechnology industry. We intend to maintain responsible annual dilution levels related to our equity incentive plans, not including extraordinary events such as acquisitions.

•	No annual “Evergreen” provision. The 2006 Plan authorizes a fixed number of shares, thereby requiring stockholder approval of any additional authorization of shares.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•

No stock option or stock appreciation right repricings, replacements or buyouts. The 2006 Plan prohibits direct and indirect repricing of stock options and stock appreciation rights and the replacing or buyout of underwater stock options and stock appreciation rights without the approval of our stockholders.

•

No reload rights. Stock options granted under the 2006 Plan do not contain provisions entitling participants to automatic grants of additional stock options in connection with the exercise of the original option.

•

Reasonable share counting provisions. In general, shares of common stock reserved for awards granted under the 2006 Plan that lapse or are canceled are added back to the share reserve available for future awards. However, shares of common stock tendered in payment of the exercise price of a stock option or shares of common stock withheld for the exercise price of a stock option or taxes are not available again for grant.

•

No automatic change in control acceleration. We have revised the 2006 Plan to delete the definition of “Change of Control,” as the 2006 Plan does not provide for any automatic acceleration upon a change in control event.

•

Independent committee. As it relates to our employees, the 2006 Plan is governed by the Compensation Committee, which consists of “outside directors” within the meaning of Section 162(m) of the Code and “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and which meets the director independence criteria of NASDAQ.

The following is a brief summary of the 2006 Plan. This summary is qualified in its entirety by reference to the text of the 2006 Plan, as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement.

Purpose of the 2006 Plan

The 2006 Plan allows us, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, restricted stock units, performance-based stock awards, stock appreciation rights and other equity-based awards (any of which may or may not require the satisfaction of performance objectives) to key employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2006 Plan provides an essential component of our total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. The 2006 Plan terminates on April 28, 2016.

Types of Awards

The 2006 Plan allows any of the following types of awards, to be granted alone or in tandem with other awards; however, no more than 500,000 shares shall be granted to any participant in the 2006 Plan in any tax year:

Stock Options. Stock options granted under the 2006 Plan may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements.

The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term may not be longer than 10 years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of common stock on the date of grant and the term may not be longer than five years.

Award agreements for stock options may include provisions for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. If an award agreement does not have provisions for exercise after termination of service, the stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Options, however, will not be exercisable if the termination of service was due to cause.

Stock Appreciation Rights. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the 2006 Plan, all stock appreciation rights must be settled in common stock, except as otherwise determined by the Compensation Committee.

Award agreements for stock appreciation rights may include provisions for exercise of the stock appreciation rights after termination of service. If an award agreement does not have provisions for exercise after termination of service, the stock appreciation rights will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Stock appreciation rights, however, will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units. A restricted stock unit entitles the grantee to receive common stock, or cash (or other property) based on the value of common stock, after a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited. The Compensation Committee is authorized (but not required) to grant holders of restricted stock units the right to receive dividends on the underlying common stock.

Other Equity-Based Awards. The 2006 Plan also authorizes the Compensation Committee to grant other types of equity-based compensation. For example, the Compensation Committee may grant deferred stock units or shares of common stock upon the achievement of the performance objectives.

Conditions on Awards

The 2006 Plan allows for the following conditions and restrictions on awards:

Vesting and Performance Objectives. Awards under the 2006 Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Compensation Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of any of the performance objectives, or a combination of both. The Compensation Committee also has authority to provide for accelerated vesting, including upon the occurrence of an event such as a change of control. However, performance objectives may not be changed to accelerate the settlement of an award or to accelerate the lapse or removal of restrictions on restricted stock that would otherwise be due upon the attainment of a performance objective that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Transferability. In general, awards under the 2006 Plan may not be assigned or transferred except by will or the laws of descent and distribution. However, the Compensation Committee may allow the transfer of non-qualified stock options to members of a participant’s immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant’s immediate family.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2006 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2006 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Stock Options. The grant of a stock option will have no tax consequences to the recipient or to ARIAD or its affiliates. In general, upon the exercise of an incentive stock option, the employee will not recognize income and the employer will not be entitled to a tax deduction. However, the excess of the acquired shares’ fair market value on the exercise date over the exercise price is included in the employee’s income for purposes of the alternative minimum tax.

Upon the exercise of a non-qualified stock option, the employee (or consultant or director, as applicable, hereinafter the “Employee”) will generally recognize ordinary income equal to the excess of the acquired shares’ fair market value on the exercise date over the exercise price, and ARIAD (or the affiliate that granted the option) will generally be entitled to a tax deduction in the same amount. If the acquired shares are restricted stock (i.e., they are not transferable and are subject to a substantial risk of forfeiture), the tax consequences for restricted stock (described below) will apply.

If an Employee transfers non-qualified stock options to members of his or her immediate family or to a trust, partnership, or corporation (as described above), the transfer will not be a taxable event. Upon the exercise of the non-qualified stock options (by the family member, trust, partnership, or corporation), the Employee will recognize ordinary income.

Stock Appreciation Rights. The grant of a stock appreciation right will have no tax consequences to the recipient or to ARIAD or its affiliates. Upon the exercise of a stock appreciation right, the Employee will recognize ordinary income equal to the received shares’ fair market value on the exercise date, and ARIAD (or the affiliate that granted the option) will generally be entitled to a tax deduction in the same amount.

Restricted Stock, Restricted Stock Units, and Other Equity Awards. In general, the grant of restricted stock, a restricted stock unit, or other equity awards will have no tax consequences to the recipient or to ARIAD or its affiliates. When the award is settled (or, in the case of restricted stock, when the restrictions are lifted), the Employee will recognize ordinary income equal to the excess of (1) the applicable shares’ fair market value on the date the restrictions are lifted over (2) the amount, if any, paid for the shares by the Employee; ARIAD (or the affiliate that granted the award) will generally be entitled to a tax deduction in the same amount. If the award is settled in cash or other property, the Employee will recognize ordinary income equal to the net amount received, and ARIAD (or the affiliate that granted the award) will generally be entitled to a tax deduction in the same amount) subject to deduction limitations under Section 162(m) of the Code, to the extent the award did not qualify as “performance-based.” The grantee of a restricted stock award may elect to be taxed on the date of grant by filing a “Section 83(b) election” rather than on the date when the restrictions are lifted.

Sale of Shares. When an Employee sells shares received under any award other than an incentive stock option, the Employee will recognize capital gain or loss equal to the difference between the sale proceeds and the employee’s (or director’s or consultant’s) basis in the shares. In general, the basis in the shares is the amount of ordinary income recognized upon receipt of the shares (or upon the lifting of restrictions, in the case of restricted stock) plus any amount paid for the shares.

When an Employee disposes of incentive stock option shares, the difference between the amount realized by the employee and the exercise price will generally constitute a capital gain or loss, as the case may be. However, if the Employee does not hold the incentive stock option shares for more than one year after exercising the incentive stock option and for more than two years after the grant of the incentive stock option, then: (1) the excess of the incentive stock option shares’ fair market value on the exercise date over the exercise price will generally be treated as ordinary income for the Employee; (2) the difference between the sale proceeds and the incentive stock option shares’ fair market value on the exercise date will be treated as a capital gain or loss for the Employee; and (3) the employer will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the Employee.

Deduction Limits. In general, under Section 162(m) of the Code, a corporation is denied a tax deduction for any compensation paid to its chief executive officer or to any of its four most highly compensated officers (other than the chief executive officer) to the extent that the compensation paid to the officer exceeds $1,000,000 in any year. “Performance-based compensation” is not subject to this deduction limit. The 2006 Plan permits the grant of awards that qualify as performance-based compensation–such as restricted stock and restricted stock units that are conditioned on achievement of one or more performance objectives, and stock options and stock appreciation rights–and of awards that do not so qualify–such as restricted stock and restricted stock units that are not conditioned on achievement of performance objectives.

Awards Not Nonqualified Deferred Compensation. Awards under the 2006 Plan are not intended to be nonqualified deferred compensation. The Compensation Committee is required to administer, interpret, and construe the 2006 Plan in a manner that is intended to not give rise to tax liability under Section 409A of the Code.

Plan Benefits

All awards to employees, directors and consultants under the 2006 Plan are made at the discretion of the Compensation Committee. Therefore, except as set forth in the table below for grants already made under the 2006 Plan, the future benefits and amounts that will be received or allocated under the 2006 Plan are not determinable at this time. The following table sets forth the number of shares of common stock underlying outstanding stock options, restricted stock units and performance share awards under the 2006 Plan for each person or group named in the table as of March 31, 2012:

Name and Position	Number of Shares of Common Stock Underlying Outstanding Awards

Harvey J. Berger, M.D., Chairman and Chief Executive Officer and nominee for Class 3 director	1,294,867
Timothy P. Clackson, Ph.D., President, Research and Development and Chief Scientific Officer	527,333
Edward M. Fitzgerald, Executive Vice President, Chief Financial Officer and Treasurer	470,333
Martin J. Duvall, Senior Vice President, Commercial Operations	151,200
Frank G. Haluska, M.D., Ph.D., Senior Vice President, Clinical Research and Development and Chief Medical Officer	304,333
Wayne Wilson, nominee for Class 3 Director	25,000
All current executive officers as a group	4,035,398
All current directors who are not executive officers as a group	217,139
All employees as a group (including officers who are not executive officers)	4,271,865

On March 30, 2012, the closing market price per share of our common stock was $15.98 as reported by The NASDAQ Global Select Market.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual meeting will be required to approve the amendment to our 2006 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares.

Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the amendment to the ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) to be our independent registered public accounting firm for the year ending December 31, 2012. Our Board of Directors has ratified this selection. Deloitte has served as our independent registered public accounting firm since 1991. Deloitte has advised us that it does not have any direct or indirect financial interest in ARIAD. Representatives of Deloitte are expected to attend the annual meeting and will be given the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions raised by those in attendance at the annual meeting.

Before it selected Deloitte as our independent registered public accounting firm, our Audit Committee carefully considered the qualifications of Deloitte, including the firm’s performance in prior years, the competence of personnel assigned to our engagement and its reputation for integrity, quality, and competence in the fields of accounting and auditing. Our Audit Committee also considered whether Deloitte’s provision of non-audit services to ARIAD is compatible with that firm’s independence.

Stockholders will be asked at the annual meeting to ratify the selection of Deloitte, although such ratification is not required under Delaware law or our Certificate of Incorporation, as amended, or our Amended and Restated By-Laws. If the stockholders ratify the selection of Deloitte, our Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year 2012, if it concludes that such a change would be in the best interests of ARIAD and our stockholders. If the stockholders fail to ratify the selection, our Audit Committee will reconsider, but not necessarily rescind the retention of Deloitte.

Audit and Non-Audit Fees

For the fiscal years ending December 31, 2011 and 2010, we paid Deloitte the following fees:

	2011	2010

Audit Fees	$518,324,	$471,937
Audit-Related Fees	35,655	94,405
Tax Fees	321,161	148,790
All Other Fees	36,544	0

Total	$911,684	$715,132

Audit Fees include fees for the audit of our annual financial statements, the reviews of our quarterly financial statements included in reports on Form 10-Q, and the audit of our system of internal control over financial reporting, as well as fees for work that generally only our independent registered public accounting firm can provided including reviews of registration statements that include the firm’s consent, the provision of comfort letters in connection with stock offerings and statutory audit work. Audit-Related Fees include fees for the audits of employee benefit plan financial statements and consultation on financial accounting and reporting matters which included in 2010 the review of our accounting and reporting for our 2010 license agreement with Merck & Co., Inc. Tax Fees include fees for preparation of tax returns as well as tax planning and advice. In 2011, Deloitte’s tax services included, in addition to preparation of tax returns, assistance with our evaluation of various factors that impact or are impacted by our decision to commercialize our product candidate, ponatinib, on our own, including international corporate structuring and various tax rules and regulations related to the establishment of operations outside the United States. All Other Fees include fees associated with services not captured in the three preceding categories, which in 2011 consisted of serviced provided by Deloitte Recap LLC, a consulting unit of Deloitte, which provided data and analysis to support our assessment of potential business development transactions. Our Audit Committee pre-approved all of the services set forth above, pursuant to our pre-approval policy described below.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit and also on a quarterly basis, management submits a report to our Audit Committee for their approval, outlining the services planned or anticipated to be rendered by the independent registered public accounting firm, and the estimated fees for such services, within the following two calendar quarters. The services are outlined according to the four categories of services defined above, (i.e. Audit, Audit-Related, Tax and All Other). Actual fees incurred relative to estimated fees are reported to our Audit Committee each quarter.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

To ensure prompt consideration of unexpected services, our Audit Committee has delegated authority to the Chair of our Audit Committee to pre-approve services to be rendered. Any such actions taken by the Chair must be reported to our Audit Committee at its next scheduled meeting.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to ratify the selection of Deloitte as our independent registered public accounting firm for 2012.

Recommendation

The Board of Directors recommends that the stockholders vote “FOR” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 4

Vote to Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers as

Disclosed in this Proxy Statement

We are seeking your approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the accompanying compensation tables and the related narrative disclosure of this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against our key corporate objectives, as well as the level of achievement of individual goals developed at the beginning of the year in support of such objectives.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure which describe the compensation of our named executive officers in fiscal 2011. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2011 reflects and supports these compensation policies and procedures.

We achieved all of our key corporate objectives in 2011, highlighted by:

•

The completion of patient enrollment in the pivotal PACE trial of ponatinib, an investigational pan-BCR-ABL inhibitor, in patients with resistant or intolerant chronic myeloid leukemia (CML) and Philadelphia-chromosome positive acute lymphoblastic leukemia (Ph+ALL).

•	The presentation of positive preliminary data on ponatinib from the PACE trial at a major medical conference in December 2011.

•	The advancement of AP26113, an investigational dual inhibitor of EGFR and ALK, in patients with non-small cell lung cancer and other cancers, into a multicenter Phase 1/2 clinical trial.

•	The completion of an underwritten public offering of $243 million allowing us to build a commercial oncology company with no plans for any future partnerships or product-license agreements.

We believe that these accomplishments are reflected in the increase of 140% in the market price of our common stock from December 31, 2010 to December 31, 2011.

In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2012 annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosures.”

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to approve this resolution.

Recommendation

The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure of this proxy statement, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in that ownership with the SEC. Officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of the copies of the forms furnished to us and written representations that no other forms were required, we believe that all Section 16(a) filing requirements were timely met during the fiscal year ended December 31, 2011.

Future Stockholder Proposals

Any stockholder proposal intended for inclusion in our proxy materials for the 2013 annual meeting of stockholders should be sent to the Secretary and must be received by us at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, by January 4, 2013. If a stockholder intends to present a proposal at the 2013 annual meeting of stockholders without including it in our proxy materials, that stockholder must comply with the advance notice provisions of our By-Laws. Those provisions require that we receive the proposal at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, attention Corporate Secretary, not earlier than January 22, 2013 and not later than February 21, 2013.

Annual Report on Form 10-K

At no charge, we are providing each person from whom a proxy is solicited a copy of, or access to, our Annual Report on Form 10-K for the year ended December 31, 2011. The Annual Report is also available on the Investors/News section of our website at http://investor.ariad.com under the heading “SEC Filings.” To receive a printed copy of the Form 10-K (excluding exhibits) at no charge, please write to Investor Relations, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234 or by e-mail to investor@ariad.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Miscellaneous

The Board, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not thereafter revoked in accordance with their best judgment.

By Order of the Board of Directors,

Raymond T. Keane, Esq.
Senior Vice President,
General Counsel and Secretary

April 30, 2012

Appendix A

ARIAD Pharmaceuticals, Inc.

2006 Long-Term Incentive Plan, as amended

(AS PROPOSED TO BE AMENDED ON JUNE 21, 2012)

ARTICLE 1.

BACKGROUND AND PURPOSE

1.1. Background. This 2006 Long-Term Incentive Plan (the “Plan”) permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other equity-based awards.

1.2. Purpose. The purposes of the Plan are (a) to attract, reward and retain highly competent persons as Employees, Directors, and Consultants of the Company; (b) to provide additional incentives to such Employees, Directors, and Consultants by aligning their interests with those of the Company’s shareholders; and (c) to promote the success of the business of the Company.

1.3. Eligibility. Service Providers who are Employees, Consultants determined by the Committee to be significantly responsible for the success and future growth and profitability of the Company, or Directors are eligible to be granted Awards under the Plan. However, Incentive Stock Options may be granted only to Employees.

1.4. Definitions. Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

ARTICLE 2.

SHARE LIMITS

2.1. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment under Section 2.3 of the Plan, Awards may be made under the Plan for up to 25,500,000 Shares plus 1,624,847 Shares previously authorized for issuance under the Company’s 2001 Stock Plan (i) that were not subject to outstanding awards on the date of the 2006 annual meeting of Company’ stockholders; or (ii) that became available for future award grants as a result of the subsequent forfeiture, lapse or expiration of awards granted pursuant to the 2001 Plan that were outstanding as of the date of the 2006 annual meeting of the Company’s stockholders. All of the available Shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares.

(b) Shares Counted Against Limitation. If an Award is exercised, in whole or in part, by tender or attestation of Shares under Section 5.4(b) or net exercise under Section 5.4(d), or if the Company’s tax withholding obligation is satisfied by withholding Shares under Section 10.7(b), the number of Shares deemed to have been issued under the Plan (for purposes of the limitation set forth in this Section 2.1) shall be the number of Shares that were subject to the Award or portion thereof so exercised, and not the net number of Shares actually issued upon such exercise.

(c) Lapsed Awards. If an Award: (i) expires; (ii) is terminated, surrendered, or canceled without having been exercised in full; or (iii) is otherwise forfeited in whole or in part (including as a result of Shares constituting or subject to an Award being repurchased by the Company pursuant to a contractual repurchase right), then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.

(d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of another company (an “Acquired Company”) in connection with a merger, consolidation or similar transaction involving such Acquired Company with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 2.1(a) and 2.2.

2.2. Individual Share Limit. In any Tax Year, no Service Provider shall be granted Awards with respect to more than 500,000 Shares. The limit described in this Section 2.2 shall be construed and applied consistently with Section 162(m) of the Code, except that this limit shall apply to all Service Providers.

(a) Awards not Settled in Shares. If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.

(b) Canceled Awards. Any Awards granted to a Participant that are canceled shall continue to count toward the individual share limit applicable to that Participant set forth in this Section 2.2.

2.3. Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Shares (whether in the form of cash, Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company or any similar, unusual or extraordinary corporate transaction (or event in respect of the Shares) or a sale of all or substantially all the assets of the Company occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

(a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of shares set forth elsewhere in the Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards or (v) the performance standards appropriate to any outstanding Awards (subject to the limitations for performance based compensation under Section 162(m) of the Code), or

(b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for (i) a cash payment, (ii) the substitution or exchange of any or all outstanding Awards, (iii) the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable with respect to Shares upon or in respect of such event, (iv) all vested Options and Stock Appreciation Rights to be exercised by a date certain in connection with such event at which time these stock rights (whether or not then vested) shall terminate, provided Participants are provided advance written notice or (v) a combination of the foregoing, which may vary among Participants.

The Committee shall value Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, Stock Appreciation Rights or similar stock rights, may base such settlement solely upon the excess if any of the per Share amount payable upon or in respect of such event over the exercise price of the Award. The Committee’s determination with respect to any adjustments under this Section 2.3 shall be final and conclusive. The Committee may act under this Section 2.3 at any time to the extent that the Committee deems such action necessary to permit a Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 2.3(a) above shall nevertheless be made.

ARTICLE 3.

PLAN ADMINISTRATION

3.1. Administrator. The Plan shall be administered by the Committee.

3.2. Powers of the Committee. Subject to the provisions of the Plan, Applicable Law, and the specific duties delegated by the Board to the Committee, the Committee shall have the authority in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder and the types of Awards to be granted to each; (c) to determine the number of Shares to be covered by each Award granted hereunder; (d) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other securities, other Awards, or other property; (e) to approve forms of Award Agreements; (f) to determine, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (g) to construe and interpret the terms of the Plan and Award Agreements; (h) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (i) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to Section 12.1 of the Plan; (j) to authorize withholding arrangements pursuant to Section 10.7(b) of the Plan; (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; (l) to accelerate the vesting of an Award; and (m) to make all other determinations and take all other action described in the Plan or as the Committee otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.

3.3. Compliance with Applicable Law. The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as “deferred compensation” for purposes of Section 409A of the Code, as determined by the Committee. Notwithstanding the foregoing, the failure to satisfy the requirements of Section 409A or Section 162(m) with respect to the grant of an Award under the Plan shall not affect the validity of the action of the Committee otherwise duly authorized and acting in the matter.

3.4. Effect of Committee’s Decision and Committee’s Liability. The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards. Neither the Committee nor any of its members shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan or any Award Agreement.

3.5. Delegation to Chief Executive Officer. To the extent permitted by Applicable Law, the Committee may delegate to the Chief Executive Officer the powers: (a) to designate Service Providers who are not Executive Officers as eligible to participate in the Plan; and (b) to determine the amount and type of Awards that may be granted to Service Providers who are not Executive Officers.

3.6. Awards may be Granted Separately or Together. In the Committee’s discretion, Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an Affiliate. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

ARTICLE 4.

VESTING AND PERFORMANCE OBJECTIVES

4.1. General. The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement. The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of (i) and (ii), as determined by the Committee.

4.2. Period of Absence from Providing Substantial Services. Except as provided under Section 4.5 below with respect to Disability, to the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement specifically provides otherwise.

4.3. Performance Objectives.

(a) Possible Performance Objectives. Any Performance Objective shall relate to the Service Provider’s performance for the Company (or an Affiliate) or the Company’s (or Affiliate’s) business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved. The Performance Objectives with respect to any Award may be one or more of the following General Financial and/or Operational Objectives, as established by the Committee in its sole discretion:

(i) General Financial Objectives:

•	Increasing the Company’s net sales

•	Achieving a target level of earnings (including gross earnings; earnings before certain deductions, such as interest, taxes, depreciation, or amortization; or earnings per Share)

•

Achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) or a target level of gross profits for the Company, an Affiliate, or a business unit

•	Achieving a target return on the Company’s (or an Affiliate’s) capital, assets, or stockholders’ equity

•	Maintaining or achieving a target level of appreciation in the price of the Shares

•	Increasing the Company’s (or an Affiliate’s) market share to a specified target level

•	Achieving or maintaining a Share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period

•	Achieving a level of Share price, earnings, or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period

•	Achieving specified reductions in costs

•	Achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts

(ii) Operational Objectives:

•	Expanding one or more products into one or more new markets

•	Acquiring a prescribed number of new customers in a line of business

•	Achieving a prescribed level of productivity within a business unit

•	Completing specified projects within or below the applicable budget

•	Completing acquisitions of other businesses

•	Expanding into other markets

•	Achieving progress in research and development programs

•	Achieving regulatory milestones related to development and approval of products

(b) Stockholder Approval of Performance Objectives. The list of possible Performance Objectives set forth in Section 4.3(a), above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, shall be subject to reapproval by the Company’s stockholders at the first stockholder meeting that occurs in 2016. No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.

(c) Documentation of Performance Objectives. With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance Objective(s) relate(s) (or, if sooner, before 25% of such period has elapsed) and at a time when achievement of the Performance Objectives is substantially uncertain. Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no greater than five consecutive years, as established by the Committee. Once established by the Committee, the Performance Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).

(d) Committee Certification. Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 4.3(d), approved minutes of the Committee shall be adequate written certification.

(e) Negative Discretion. The Committee may reduce, but may not increase, the number of Shares deliverable or the amount payable under any Award after the applicable Performance Objectives are satisfied.

4.5. Effect of Termination of Service for Death or Disability on Vesting. Except as provided to the contrary in an Award Agreement, in the event that the Participant’s Termination of Service is the result of death or Disability, a pro-rata portion of the Award that would have vested had the Participant not died or become Disabled, as applicable, as of the next following vesting date shall vest, with such pro-rata number to be calculated using a fraction, the numerator of which is the number of days the Participant remained a Service Provider since the immediately preceding vesting date, and the denominator of which is the total number of days between the immediately preceding vesting date and the next following vesting date.

ARTICLE 5.

STOCK OPTIONS

5.1. Terms of Option. Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule, and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.

5.2. Type of Option.

(a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Option.

(b) Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. In addition, the Committee may make an adjustment or substitution described in Section 2.3 of the Plan that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.

5.3. Limitations.

(a) Maximum Term. No Option shall have a term in excess of 10 years measured from the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.

(b) Minimum Exercise Price. Subject to Section 2.3(b) of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), subject to Section 2.3(b) of the Plan, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.

(c) Repricing Prohibited. Except as provided in Section 2.3, the Committee shall not amend any outstanding Option to reduce its exercise price.

(d) $100,000 Limit for Incentive Stock Options. Notwithstanding an Option’s designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds $100,000 (regardless of whether such Incentive Stock Options were granted under the Plan, the 2001 Plan, or any other plan of the Company or any Affiliate), such Options shall be treated as Non-Qualified Options. For purposes of this Section 5.3(d), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted consistent with Applicable Law.

(e) 10% Stockholder. For purposes of this Section 5.3, a “10% Stockholder” is an individual who, immediately before the date an Award is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or an Affiliate), determined under Section 424(d) of the Code.

5.4. Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), (c), and (e) below.

(a) Cash Equivalent. Consideration may be paid by cash, check, or other cash equivalent approved by the Committee.

(b) Tender or Attestation of Shares. Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company’s reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be Shares of Restricted Stock at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.

(c) Broker-Assisted Cashless Exercise. Subject to the Committee’s approval, consideration may be paid by the Participant’s (i) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Participant’s account, and (ii) irrevocable instructions to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company. A Participant may use this form of exercise only if the exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability. The Company shall deliver an acknowledgement to the broker upon receipt of instructions to deliver the Shares, and the Company shall deliver the Shares to such broker upon the settlement date. Upon receipt of the Shares from the Company, the broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price and any applicable withholding taxes due. Shares acquired by a cashless exercise shall be deemed to have a Fair Market Value on the Option exercise date equal to the gross sales price at which the broker sold the Shares to pay the exercise price.

(d) Net Share Issuance. Subject to the Committee’s approval, to retain from the Shares otherwise issuable to the Participant upon the exercise of the Option, such number of Shares as is necessary in order for the Participant to pay the Option price as set forth in the applicable Award Agreement. For purposes of determining the amount of the Option price satisfied by netting Shares, such Shares shall be valued at their Fair Market Value on the date of exercise.

(e) Other Methods. Consideration may be paid using such other methods of payment as the Committee, at its discretion, deems appropriate from time to time.

5.5. Exercise of Option.

(a) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. An Option shall be deemed exercised when the Committee receives: (i) written or electronic notice of exercise from the person entitled to exercise the Option and (ii) full payment for the Shares (in a form permitted under Section 5.4 of the Plan) with respect to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. Except as otherwise provided in the Award Agreement, in the event of Termination of Service before exercise of an Option, the following rules shall apply:

(i) If the Participant’s Termination of Service is for Cause, no portion of the Option may be exercised, and the Option will immediately expire upon the Termination of Service;

(ii) An Option may be exercised after the Participant’s Termination of Service only to the extent that the Option was vested as of the Termination of Service;

(iii) An Option may not be exercised after the expiration of the term of such Option as set forth in the Award Agreement;

(iv) Unless a Participant’s Termination of Service is the result of the Participant’s death or Disability, the Participant may not exercise the vested portion of an Option more than three months after such Termination of Service;

(v) If a Participant’s Termination of Service is the result of the Participant’s death or Disability, the Participant may exercise the vested portion of an Option up to 12 months after Termination of Service; and

(vi) After the Participant’s death, his Beneficiary may exercise an Option only to the extent that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.

If the Committee determines, subsequent to a Participant’s Termination of Service but before exercise of an Option, that either before or after the Participant’s Termination of Service the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Option is forfeited immediately.

(c) Rights as a Stockholder. Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date. Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option. In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

(d) Notice of Disqualifying Disposition. If an Option is designated as an Incentive Stock Option, the Participant must give prompt notice to the Company of any disposition or other transfer of any Shares acquired under the Award Agreement if such disposition or transfer is made (a) within two years from the date of grant with respect to such Shares or (b) within one year after the transfer of such Shares to the Participant. The notice must specify the date of disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

5.6. Repurchase Rights. The Committee shall have the discretion to grant Options which are exercisable for unvested Shares. If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or (ii) the Fair Market Value per Share at the time of repurchase. The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

ARTICLE 6.

STOCK APPRECIATION RIGHTS

6.1. Terms of Stock Appreciation Right. The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right shall be as determined by the Committee and shall be stated in the Award Agreement. Except as otherwise provided by the Committee, all Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right. Except as provided in Section 2.3, the Committee shall not amend any outstanding Stock Appreciation Right to reduce its base amount.

6.2. Exercise of Stock Appreciation Right.

(a) Procedure for Exercise. Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. A Stock Appreciation Right shall be deemed exercised when the Committee receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.

(b) Termination of Relationship as a Service Provider. Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation Right is vested as of the Termination of Service. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death. However, if the Participant’s Termination of Service is for Cause, no portion of the Stock Appreciation Right may be exercised, and the Stock Appreciation Right will immediately expire upon the Termination of Service. If the Committee determines, subsequent to a Participant’s Termination of Service but before exercise of a Stock Appreciation Right, that either before or after the Participant’s Termination of Service that the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Stock Appreciation Right is forfeited immediately.

(c) Rights as a Stockholder. Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised. Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right. If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

ARTICLE 7.

RESTRICTED STOCK

7.1. Terms of Restricted Stock. Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee and shall be stated in the Award Agreement. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.2. Transferability. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3. Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

7.4. Removal of Restrictions. Except as otherwise provided in this Article 7, and subject to Section 10.5 of the Plan, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.

7.5. Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.6. Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.

(a) If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

(b) If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2 1/2 months after the Tax Year in which the dividend or distribution becomes nonforfeitable.

7.7. Right of Repurchase of Restricted Stock. If, with respect to any Award of Restricted Stock, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction, (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at their original issuance price (or to require forfeiture of such Shares if issued at no cost).

ARTICLE 8.

RESTRICTED STOCK UNITS

8.1. Terms of Restricted Stock Units. Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement.

8.2. Settlement of Restricted Stock Units. Subject to Section 10.5 of the Plan, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.

8.3. Dividend and Other Distribution Equivalents. The Committee is authorized to grant to holders of Restricted Stock Units the right to receive payments equivalent to dividends or other distributions with respect to Shares underlying Awards of Restricted Stock Units. The Award Agreement may specify that the dividend equivalents or other distributions shall be subject to the same restrictions as the related Restricted Stock Units, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Restricted Stock Units are paid or forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other distributions shall be unrestricted, in which case they shall be paid on the dividend or distribution payment date for the underlying Shares, or as soon as practicable thereafter. In no event shall any unrestricted dividend equivalent or other distribution be paid later than 2 1/2 months after the Tax Year in which the record date for the dividend or distribution occurs.

8.4. Deferral Election. Notwithstanding anything to the contrary in Sections 8.2 or 8.3, a Participant may elect in accordance with the terms of the Award Agreement and Section 409A of the Code to defer receipt of all or any portion of the Shares or other property otherwise issuable to the Participant pursuant to a Restricted Stock Unit Award to the extent permitted by the Committee.

8.5. Forfeiture. If, with respect to any Award, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction, (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company (and any Affiliate) shall have no further obligation.

ARTICLE 9.

OTHER EQUITY-BASED AWARDS

9.1. Other Equity-Based Awards. The Committee shall have the right to grant other Awards based upon or payable in Shares having such terms and conditions as the Committee may determine, including deferred stock units, the grant of Shares upon the achievement of a Performance Objective and the grant of securities convertible into Shares.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1. No Rights to Awards. No Service Provider shall have any claim to be granted any Award under the Plan, and the Company is not obligated to extend uniform treatment to Participants or Beneficiaries under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

10.2. No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.

10.3. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

10.4. Transferability of Awards. Unless otherwise determined by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Subject to the approval of the Committee in its sole discretion, Non-Qualified Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. “Members of the immediate family” means the Participant’s spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption. To the extent that any Award is transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

10.5. Conditions On Delivery of Shares and Lapsing of Restrictions. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Committee, (b) subject to approval of the Company’s counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.

10.6. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.7. Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to the grant, exercise, vesting, or settlement of an Award, the Company shall have the power and the right to deduct or withhold, or to require a Participant or Beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state, and local taxes (including the Participant’s FICA obligation) that the Company determines is required to be withheld to comply with Applicable Laws. The Participant or Beneficiary shall remain responsible at all times for paying any federal, state, and local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.

(b) Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant or Beneficiary to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required by Applicable Law to be withheld. The Fair Market Value of the Shares to be withheld or delivered, or with respect to which restrictions are removed, shall be determined as of the date that the taxes are required to be withheld.

10.8. Other Provisions in Award Agreements. In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the Committee determines appropriate, including provisions to comply with Applicable Laws.

10.9. Section 16 of the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

10.10. Not Benefit Plan Compensation. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of determining the Participant’s benefits under any other employee benefit plans or arrangements provided by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

ARTICLE 11.

TERM, AMENDMENT, AND TERMINATION OF PLAN

11.1. Term of Plan. The Plan shall become effective on the Effective Date.

11.2. Termination. The Plan shall terminate upon the earliest to occur of (i) April 28, 2016; (ii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iii) the date determined by the Board pursuant to its authority under Section 11.3 of the Plan.

11.3. Amendment. The Board or the Committee may at any time amend, alter, suspend, or terminate the Plan, without the consent of the Participants or Beneficiaries. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. In addition, the Company shall not allow either (a) the cancellation of outstanding Options or Stock Appreciation Rights and the grant in substitution therefore of any new Award having a lower exercise or base price or (b) the amendment of outstanding Options or Stock Appreciation Rights to reduce the exercise or base price thereof without stockholder approval.

11.4. Effect of Amendment or Termination. Except as provided in Section 11.5 of the Plan, no amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

11.5. Adjustments of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may, in its sole discretion (but subject to the limitations and conditions expressly stated in the Plan, such as the limitations on adjustment of Performance Objectives), adjust the terms and conditions of Awards during the pendency or in recognition of (a) unusual or nonrecurring events affecting the Company or an Affiliate (such as a capital adjustment, reorganization, or merger) or the financial statements of the Company or an Affiliate, or (b) any changes in Applicable Laws or accounting principles. By way of example, the power to adjust Awards shall include the power to suspend the exercise of any Option or Stock Appreciation Right.

ARTICLE 12.

MISCELLANEOUS

12.1. Authorization of Sub-Plans. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All sub-plans adopted by the Committee shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.

12.2. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under any state’s applicable principles of conflicts of laws.

12.3. Committee Manner of Action. Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (a) a majority of the members of a Committee shall constitute a quorum, and (b) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee. The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.

12.4. Expenses. The costs of administering the Plan shall be paid by the Company.

12.5. Severability. If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.6. Construction. Unless the contrary is clearly indicated by the context, (a) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (b) the use of the singular shall also include within its meaning the plural and vice versa; and (c) the word “include” shall mean to include, but not to be limited to.

12.7. No Trust or Fund Created. Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or an Affiliate) and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company (or an Affiliate) pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company (or the Affiliate, as applicable).

12.8. Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

12.9 Complete Statement of Plan. This document is a complete statement of the Plan.

APPENDIX

As used in the Plan, the following terms shall have the following meanings:

“2001 Plan” means the ARIAD Pharmaceuticals, Inc. 2001 Stock Plan, as Amended and Restated (Effective September 27, 2005).

“Affiliate” means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Stock Option, an Affiliate means a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing.

“Applicable Laws” means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.

“Award Agreement” means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficiary” means the personal representative of the Participant’s estate or the person(s) to whom an Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent or distribution.

“Board” means the board of directors of the Company.

“Cause”, as used in connection with the termination of a Participant’s services, means (1) with respect to any Participant employed under a written employment agreement with the Company which agreement includes a definition of “cause,” “cause” as defined in that agreement or, if that agreement contains no such definition, a material breach by the Participant of that agreement, or (2) with respect to any other Participant, any of the following:

(a) the failure of the Participant to perform any of his or her material duties to the Company, including, without limitation, breach of the Company’s code of ethics, conflict of interest or employment policies;

(b) the Participant’s conviction (including any pleas of guilty or nolo contendre) of any felony or other crime that the Committee reasonably determines adversely impacts the Participant’s ability to continue performing services with the Company;

(c) any act or omission to act by the Participant (other than the Participant’s resignation or retirement) which would reasonably be likely to have the effect of injuring the reputation, business or business relationships of the Company or impairing the Participant’s ability to perform services for the Company;

(d) acts of theft, embezzlement, fraud, dishonesty, misrepresentation or falsification of documents or records involving the Company;

(e) violation of any law or administrative regulation related to the Company’s business and use of the Company’s facilities or premises to conduct unlawful or unauthorized activities or transactions and

(f) conduct that could result in publicity reflecting unfavorably on the Company in a material way;

(g) the Participant’s improper use of the Company’s confidential or proprietary information; or

(h) a breach of the terms of any employment agreement, confidentiality agreement, non-competition agreement and non-solicitation agreement or any other agreement between the Participant and the Company , after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure a breach, if appropriate, as described in any such agreement.

The Committee shall determine whether conduct constituting “Cause” has occurred for purposes of the Plan. For purposes of this definition, the term “Company” includes any Affiliate of the Company and “Cause” is not limited to events that have occurred before a Participant’s Termination of Service, nor is it necessary that the Committee’s finding of “Cause” occur prior to Termination of Service.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

“Committee” means the Compensation Committee of the Board.

“Company” means ARIAD Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

“Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render services (other than in connection with the offer or sale of securities in a capital raising transaction or to promote or maintain a market for securities) to such entity.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code. The Committee shall determine both whether Disability has occurred and the date of its occurrence. If requested, a Participant shall be examined by a physician selected or approved by the Committee.

“Effective Date” means April 28, 2006; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company’s stockholders before any compensation under the Plan is paid.

“Employee” means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Affiliate or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means an individual who is an “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or a “covered employee” under Section 162(m) of the Code.

“Fair Market Value” means, with respect to Shares as of any date (except in the case of a cashless exercise pursuant to Section 5.4(c)) the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or, if not reported therein, such other source as the Committee deems reliable.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Qualified Option” means an Option not intended to qualify as an Incentive Stock Option.

“Option” means an option to purchase Shares that is granted pursuant to Article 5 of the Plan. An Option may be an Incentive Stock Option or a Non-Qualified Option.

“Participant” means the holder of an outstanding Award granted under the Plan.

“Performance Objective” means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 4.3 of the Plan.

“Period of Restriction” means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units, or any other feature of an Award is subject to a substantial risk of forfeiture. A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.

“Plan” means this 2006 Long-Term Incentive Plan.

“Restricted Stock” means Shares that, during a Period of Restriction, are subject to restrictions as described in Article 7 of the Plan.

“Restricted Stock Unit” means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article 8 of the Plan.

“Service Provider” means an Employee, Director, or Consultant.

“Share” means a share of the Company’s common stock, $.001 par value per share.

“Stock Appreciation Right” means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article 6 of the Plan.

“Tax Year” means the Company’s taxable year. If an Award is granted by an Affiliate, such Affiliate’s taxable year shall apply instead of the Company’s taxable year.

“Termination of Service” means the date an individual ceases to be a Service Provider in any capacity. Awards under the Plan shall not be affected by the change of a Participant’s status with in or among the Company and any Affiliates, so long as the Participant remains a Service Provider. Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave. If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy. For purposes of the Plan and any Award hereunder, if an entity ceases to be an Affiliate, Termination of Service shall be deemed to have occurred with respect to each Participant in respect of such Affiliate who does not continue as a Service Provider in respect of the Company or another Affiliate after such giving effect to such Affiliate’s change in status.

ARIAD PHARMACEUTICALS, INC.	VOTE BY INTERNET - www.proxyvote.com
26 LANDSDOWNE STREET CAMBRIDGE, MA 02139

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT on June 20, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by ARIAD Pharmaceuticals, Inc. in mailing proxy materials, you can consent to receiving all future notices of availability of proxy materials or proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT on June 20, 2012. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M46362-P25936	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARIAD PHARMACEUTICALS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following proposal:
1.	Election of Directors		☐	☐	☐
Nominees
01) Harvey J. Berger, M.D.
02) Wayne Wilson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:								For	Against	Abstain

2.	To approve an amendment to our 2006 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 14,000,000 shares.							☐	☐	☐

3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.							☐	☐	☐

4.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.							☐	☐	☐

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)					☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com as well as proxy.ariad.com.

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M46363-P25936

ARIAD PHARMACEUTICALS, INC.
26 Landsdowne Street
Cambridge, Massachusetts 02139
ANNUAL MEETING OF STOCKHOLDERS JUNE 21, 2012
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Harvey J. Berger, M.D. and Raymond T. Keane, Esq., or either of them, as Proxies, with full power of substitution of each and authorizes them to represent and to vote all shares of the Common Stock of ARIAD Pharmaceuticals, Inc. (the “Company”) that the undersigned are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139 on Thursday, June 21, 2012 at 10:00 a.m., EDT, and at any adjournment or postponement thereof. The undersigned hereby directs the Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting of Stockholders, receipt of which is hereby acknowledged, and to vote on the matters set forth on the reverse side hereof, as specified by the undersigned.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted “FOR” proposals 1, 2, 3 and 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be marked, dated and signed on reverse side